SCHWAB



TAX-FREE BOND FUNDS






        August 31, 2001

        Annual Report enclosed


        SCHWAB SHORT/INTERMEDIATE
        TAX-FREE BOND FUND


        SCHWAB LONG-TERM
        TAX-FREE BOND FUND


        SCHWAB CALIFORNIA SHORT/INTERMEDIATE
        TAX-FREE BOND FUND


        SCHWAB CALIFORNIA LONG-TERM
        TAX-FREE BOND FUND


                                                           [CHARLES SCHWAB LOGO]

IMPORTANT NOTICE REGARDING
DIVIDEND DISTRIBUTION

The dividend payment cycle for Schwab Bond Funds will be moved to the last business day of every month from the current cycle of paying on the 25th of each month. Please note that November 2001 will be the last month that dividends will be paid on the 25th day of the month.

Please contact 800-435-4000 if you have any questions.

SCHWAB



TAX-FREE BOND FUNDS





        August 31, 2001

        Annual Report


        SCHWAB SHORT/INTERMEDIATE
        TAX-FREE BOND FUND


        SCHWAB LONG-TERM
        TAX-FREE BOND FUND


        SCHWAB CALIFORNIA SHORT/INTERMEDIATE
        TAX-FREE BOND FUND


        SCHWAB CALIFORNIA LONG-TERM
        TAX-FREE BOND FUND



[GRAPHIC OF MAN AND WOMAN]                                 [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

The tragic terrorist attacks of September 11, 2001 will weigh on our minds for years to come. Amid the nation's uncertainties, a few things remain clear. We must continue to reach out and help the distressed, offer support, and take steps to rebuild and create the best possible future for generations to come.

It's also clear that America remains strong, as do its institutions. While the nation's financial system has been deeply impacted, the system's foundation is strong.

The message for investors remains consistent: the basic rules of investing still apply. Just as in the past, a long-term strategy and a diversified portfolio are still the most important factors in achieving your financial future.

By investing in SchwabFunds(R), you have already taken an important step in building a portfolio that can help you achieve your financial goals. Thank you for the trust you've placed in SchwabFunds.

Sincerely,

/s/ Charles Schwab
------------------
Charles Schwab


SCHWAB
TAX-FREE BOND FUNDS


ANNUAL REPORT
August 31, 2001

     1   Market Overview

     5   Schwab Short/Intermediate Tax-Free Bond Fund

         Lower interest rates helped to push up prices of most fixed income securities.

    19   Schwab Long-Term Tax-Free Bond Fund

         Increased investor demand for bonds gave a boost to the fund's portfolio.

    32   Schwab California Short/Intermediate Tax-Free Bond Fund

         Muni received a boost from Fed's interest rate cuts.

    45   Schwab California Long-Term Tax-Free Bond Fund

         The fund maintained its focus on high-quality muni bond funds.

    58   Financial Notes

         ---------------------------------------------------------------------

    63   HOW TO READ THIS REPORT

         An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW

DECADE OF ECONOMIC GROWTH GIVES WAY TO FEAR OF RECESSION.

After ten years of growth, the U.S. economy cooled dramatically, and is now struggling to avoid slipping into a recession. During the second quarter of 2001, the nation's Gross Domestic Product (GDP) grew at its slowest pace since 1993 (see chart, page 2). After hitting record highs earlier in 2000, equity markets slid sharply, and continued to fall throughout the report period.

In response, the Federal Reserve Bank (the Fed) lowered interest rates aggressively, making eight cuts in the first nine months of 2001 for a total reduction of 3.50%, including the September 2001 rate cut after the report period. Because the main effects of a rate cut typically aren't felt until six to nine months later, it was still unclear, as of the end of the report period, what effects the rate cuts would have on economic growth. Many parts of the economy, especially technology and manufacturing, were hit hard and remain weak. But consumer spending and the housing market remained relatively strong. By late August 2001, some indicators suggest that the economy's decline has slowed significantly. However, a great deal of additional uncertainty now exists due to the recent terrorist attacks. It will be some time before we are able to assess the long-term economic effects of the attacks.

[GRAPHIC OF WORKER]

ASSET CLASS PERFORMANCE COMPARISON  % returns during the report period

This graph compares the performance of various asset classes during the report period.

[LINE CHART]

                         LEHMAN AGGREGATE         MSCI EAFE      RUSSELL 2000        S&P 500      3 MONTH
                           BOND INDEX               INDEX        SMALL-CAP INDEX       INDEX       T-BILL
 8/31/00                              0                 0                 0               0             0
                                   0.24              2.25              0.77             0.2           0.2
                                   0.15             -1.93              -0.5           -1.53          0.33
                                  -0.02             -4.17             -1.23           -3.42          0.45
                                   0.21             -5.57             -3.45           -4.55          0.56
                                   0.63             -4.96             -2.91           -5.29          0.68
                                    0.6             -5.27             -8.55           -7.11          0.78
                                   0.96              -8.6             -10.5            -9.4          0.88
                                    1.5             -9.42             -9.17            -7.9          0.98
10/27/00                           1.38             -7.97            -10.57           -9.04          1.08
                                   1.18             -5.08             -5.34           -5.87          1.18
                                   1.39             -7.13            -10.31           -9.88          1.29
                                   1.83             -8.54             -9.94           -9.76          1.41
                                   2.14            -11.04            -11.95          -11.47          1.52
                                    2.7             -9.53            -14.72           -13.1          1.64
                                   3.66             -8.37            -10.55           -9.49          1.78
                                   4.44             -9.33            -14.44           -13.3          1.91
                                   5.12            -10.36             -13.5          -13.71          2.15
12/29/00                           4.86             -7.59             -9.61          -12.69          2.17
                                   6.29             -7.37            -13.42          -14.14          2.43
                                   5.23             -8.88             -9.16           -12.8          2.48
                                   5.86             -8.12             -8.72          -11.21          2.58
                                   5.78             -8.63             -6.73          -10.39          2.69
                                   6.56             -8.33             -6.26          -10.69           2.8
                                   6.67            -10.98             -6.98          -12.98          2.88
                                   6.39             -12.2             -4.73          -13.86          2.97
 2/23/01                           6.56            -15.06             -10.6          -17.55          3.08
                                    7.3             -14.8            -10.69          -18.22          3.18
                                   7.59            -14.08            -11.27          -18.27          3.29
                                   8.34            -20.57            -17.21          -23.76           3.4
                                   8.36            -21.36            -16.91          -24.47          3.51
                                   8.03            -19.81             -15.5          -23.03          3.61
                                   8.43            -18.66            -18.45          -25.15          3.77
                                    7.5            -17.17            -14.61           -21.5          3.81
                                   7.49            -15.24            -12.41          -17.55          3.94
 4/27/01                           7.49            -14.71             -9.14          -16.88             4
                                   8.47            -13.82             -7.44          -15.92          4.09
                                   7.25            -15.01             -8.44           -17.3          4.15
                                   7.92            -14.74             -4.85          -14.23          4.26
                                   7.63             -15.6              -4.4          -15.16          4.32
                                   8.45            -17.86             -5.67          -16.17          4.38
                                   8.59            -17.57             -3.78          -15.89          4.45
                                    9.2            -20.13             -6.85          -19.25          4.55
                                   9.81            -20.72             -8.05          -18.52          4.62
 6/29/01                           8.64            -20.94             -3.43          -18.52          4.67
                                   8.98            -23.82             -9.11          -20.77          4.74
                                   9.57            -23.31             -7.74           -19.1           4.8
                                  10.38            -23.57             -8.09          -19.42          4.88
                                  10.71            -23.72             -8.63          -19.76          4.94
                                  10.57            -21.45             -8.21          -19.11          5.01
                                  11.26            -23.26            -10.38          -20.72           5.1
                                  11.79            -22.82            -10.33           -22.6          5.19
                                  11.72            -21.86             -9.34          -21.08          5.25
 8/31/01                          12.35            -24.35            -11.63          -24.39          5.32

Lehman Brothers U.S. Aggregate Bond Index: measures the U.S. bond market

Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

S&P 500* Index: measures U.S. large-cap stocks

Russell 2000* Index: measures U.S. small-cap stocks

MSCI-EAFE(R) Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East


These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

MARKET OVERVIEW CONTINUED

--------------------------------------------------------------------------------
The average amount of time for a laid-off worker to find a new job approximately doubled during the report period.
--------------------------------------------------------------------------------
                                             Source: Bureau of Labor Statistics.


JOBLESS RATE HITS 4-YEAR HIGH.

After falling so low in 2000 that many feared the return of inflation, the U.S. unemployment rate began rising rapidly. By mid-2001 it was a full 1% higher than it had been nine months earlier, and was at its highest level since 1997.

[GRAPHIC OF MAN READING WANT ADS]

Job losses have affected almost every industry in the economy, with manufacturing among the hardest hit. Shortly after the period, several major airlines have announced dramatic employment cuts, which will cause unemployment to rise further. The rapidly rising unemployment rate is likely to slow one of the economy's remaining strengths -- consumer spending.

On a positive note, the soft economy and falling interest rates kept inflation very low during the period. Employers continue to benefit from strong worker productivity, which has helped to control labor costs, and consumer prices have been relatively stable.


ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.

--------------------------------------------------------------------------------

The following charts show recent figures for common measures of the state of the U.S. economy and the Interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH

Annualized growth rate for each quarter shown

The U.S. economy has grown steadily for more than 10 years, but the rate of growth has slowed during the year. Real GDP grew just 0.3% in the second quarter of 2001, its lowest level since 1993.

[BAR CHART]

Q3 1991         1.3
Q4              2.5
Q1 1992         3.8
Q2              3.8
Q3              3.1
Q4              5.4
Q1 1993         0.1
Q2              2.5
Q3              1.8
Q4              6.2
Q1 1994         3.4
Q2              5.7
Q3              2.2
Q4                5
Q1 1995         1.5
Q2              0.8
Q3              3.1
Q4              3.2
Q1 1996         2.9
Q2              6.8
Q3                2
Q4              4.6
Q1 1997         4.4
Q2              5.9
Q3              4.2
Q4              2.8
Q1 1998         6.1
Q2              2.2
Q3              4.1
Q4              6.7
Q1 1999         3.1
Q2              1.7
Q3              4.7
Q4              8.3
Q1 2000         2.3
Q2              5.7
Q3              1.3
Q4              1.9
Q1 2001         1.3
Q2              0.2

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------
In the U.S. as well as overseas, stocks generally posted negative returns for the period. Bonds, however, benefited from many factors.
--------------------------------------------------------------------------------

BONDS BENEFIT FROM RATE CUTS; STOCK PRICES CONTINUE TO FALL.

The bond market continued to perform well. Bond prices benefited from the U.S. Treasury's decision to use part of the budget surplus to buy back its own bonds, which reduced the supply of Treasuries. This happened just at a time when stock market woes were causing many investors to shift assets into bonds, driving up demand. The Fed's interest rate cuts only helped push bond prices higher, although they pushed yields lower for money market investments.

In contrast, the dramatic decline of equity markets that began in the last quarter of 2000 continued during the report period, leaving stocks in bear market territory for the first time in years. The equity markets suffered further declines when the markets reopened after the attacks with the Dow Jones Industrial Average (DJIA) falling 14.26% in one week.

The biggest declines were in the technology sector, where the dot-com boom of the past several years had driven market valuations to historic highs. As many of these Internet start-ups began to downsize or fail, the technology sector collapsed. The Nasdaq Composite Index lost more than a third of its value from January to April, and in spite of some rallies, it continued to suffer for the rest of the report period.


U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

Unemployment was 4.9% in August 2001. Its highest level since 1997 and 1% above the low reached last year.

[LINE CHART]

       Jun-91         6.9
                      6.8
                      6.9
                      6.9
                        7
                        7
                      7.3
                      7.3
                      7.4
                      7.4
                      7.4
                      7.6
                      7.8
                      7.7
                      7.6
                      7.6
                      7.3
                      7.4
                      7.4
                      7.3
                      7.1
                        7
                      7.1
                      7.1
       Jun-93           7
                      6.9
                      6.8
                      6.7
                      6.8
                      6.6
                      6.5
                      6.8
                      6.6
                      6.5
                      6.4
                      6.1
                      6.1
                      6.3
                        6
                      5.8
                      5.8
                      5.6
                      5.5
                      5.6
                      5.4
                      5.3
                      5.8
                      5.8
       Jun-95         5.6
                      5.6
                      5.7
                      5.6
                      5.5
                      5.7
                      5.6
                      5.6
                      5.5
                      5.6
                      5.5
                      5.6
                      5.3
                      5.5
                      5.1
                      5.2
                      5.2
                      5.3
                      5.4
                      5.3
                      5.3
                      5.1
                        5
                      4.7
       Jun-97           5
                      4.7
                      4.9
                      4.7
                      4.7
                      4.6
                      4.7
                      4.5
                      4.6
                      4.6
                      4.3
                      4.3
                      4.5
                      4.5
                      4.5
                      4.5
                      4.5
                      4.4
                      4.4
                      4.3
                      4.1
                      4.2
                      4.4
                      4.2
       Jun-99         4.3
                      4.3
                      4.2
                      4.2
                      4.1
                      4.1
                      4.1
                        4
                      4.1
                        4
                        4
                      4.1
                        4
                        4
                      4.1
                      3.9
                      3.9
                        4
                        4
                      4.2
                      4.2
                      4.3
                      4.5
                      4.4
                      4.5
                      4.5
        Aug-01        4.9

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 2.7% for the 12 months ended August 31, 2001.
ECI rose 3.9% (for the 12 months ended June 30, 2001).

[LINE CHART]

                                  CONSUMER                    EMPLOYMENT
                                PRICE INDEX                   COST INDEX
       Jun-91                       4.7                          4.6
                                    4.4                          4.3
                                    3.8                          4.3
                                    3.4                          4.3
                                    2.9                          4.3
                                      3                          4.3
                                    3.1                          4.3
                                    2.6                            4
                                    2.8                            4
                                    3.2                            4
                                    3.2                          3.6
                                      3                          3.6
       Jun-92                       3.1                          3.6
                                    3.2                          3.5
                                    3.1                          3.5
                                      3                          3.5
                                    3.2                          3.5
                                      3                          3.5
                                    2.9                          3.5
                                    3.3                          3.5
                                    3.2                          3.5
                                    3.1                          3.5
                                    3.2                          3.6
                                    3.2                          3.6
       Jun-93                         3                          3.6
                                    2.8                          3.6
                                    2.8                          3.6
                                    2.7                          3.6
                                    2.8                          3.5
                                    2.7                          3.5
                                    2.7                          3.5
                                    2.5                          3.2
                                    2.5                          3.2
                                    2.5                          3.2
                                    2.4                          3.2
                                    2.3                          3.2
       Jun-94                       2.5                          3.2
                                    2.8                          3.2
                                    2.9                          3.2
                                      3                          3.2
                                    2.6                            3
                                    2.7                            3
                                    2.7                            3
                                    2.8                          2.9
                                    2.9                          2.9
                                    2.9                          2.9
                                    3.1                          2.9
                                    3.2                          2.9
       Jun-95                         3                          2.9
                                    2.8                          2.7
                                    2.6                          2.7
                                    2.5                          2.7
                                    2.8                          2.7
                                    2.6                          2.7
                                    2.5                          2.7
                                    2.7                          2.8
                                    2.7                          2.8
                                    2.8                          2.8
                                    2.9                          2.9
                                    2.9                          2.9
       Jun-96                       2.8                          2.9
                                      3                          2.8
                                    2.9                          2.8
                                      3                          2.8
                                      3                          2.9
                                    3.3                          2.9
                                    3.3                          2.9
                                      3                          2.9
                                      3                          2.9
                                    2.8                          2.9
                                    2.5                          2.8
                                    2.2                          2.8
       Jun-97                       2.3                          2.8
                                    2.2                            3
                                    2.2                            3
                                    2.2                            3
                                    2.1                          3.3
                                    1.8                          3.3
                                    1.7                          3.3
                                    1.6                          3.3
                                    1.4                          3.3
                                    1.4                          3.3
                                    1.4                          3.5
                                    1.7                          3.5
       Jun-98                       1.7                          3.5
                                    1.7                          3.7
                                    1.6                          3.7
                                    1.5                          3.7
                                    1.5                          3.4
                                    1.5                          3.4
                                    1.6                          3.4
                                    1.7                            3
                                    1.6                            3
                                    1.7                            3
                                    2.3                          3.2
                                    2.1                          3.2
       Jun-99                         2                          3.2
                                    2.1                          3.1
                                    2.3                          3.1
                                    2.6                          3.1
                                    2.6                          3.4
                                    2.6                          3.4
                                    2.7                          3.4
                                    2.7                          4.3
                                    3.2                          4.3
                                    3.7                          4.3
                                      3                          4.4
                                    3.1                          4.4
       Jun-00                       3.7                          4.4
                                    3.7                          4.4
                                    3.4                          4.4
                                    3.5                          4.3
                                    3.4                          4.3
                                    3.4                          4.3
                                    3.4                          4.1
                                    3.7                          4.1
                                    3.5                          4.1
                                    2.9                          4.1
                                    3.3                          4.1
                                    3.6                          4.1
       Jun-01                       3.2                          3.9
       Aug-01                       2.7                          3.9

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW CONTINUED

--------------------------------------------------------------------------------
While the economic damage and disruption stemming from the attacks will reverberate for years, the nation's long-term prospects remain bright.
--------------------------------------------------------------------------------

LOOKING AHEAD: OUTLOOK STILL UNCLEAR IN WAKE OF ATTACKS.

[GRAPHIC OF U.S. FLAG]

The tragic terrorist attacks of September 11 are certain to have a profound and lasting effect on our country. Exactly what this effect is to be, however, will not be fully known for some time.

Prior to the attacks, the economy was into its eighth month of decline, with recession a real possibility. By the end of the report period, the Fed had responded with its interest rate cuts and appeared willing to make further cuts if necessary. President Bush's proposed tax cuts, also billed as a spur to the flagging economy, have been passed by Congress.

These factors still have bearing in any assessment of economic and investment prospects over the coming months. But the near-term outlook for the U.S. economy, which was not clear before the attacks, is only more clouded now.


YIELDS OF MUNICIPAL SECURITIES
Effective yields of five-year and 30-year municipal bonds

Volatility in the equity market caused municipal yields to drop during the reporting period.

[LINE CHART]

                           30-Year               Five Year AAA GO
                     Bond Buyer 40 Index              Bond
      6/28/91                 7.32                    5.88
      7/31/91                 7.16                    5.64
      8/30/91                    7                     5.5
      9/30/91                 6.89                    5.32
     10/31/91                 6.85                    5.24
     11/29/91                 6.96                    5.28
     12/31/91                 6.65                    4.88
      1/31/92                 6.77                    4.84
      2/28/92                 6.85                    4.95
      3/31/92                 6.88                     5.2
      4/30/92                 6.83                    5.25
      5/29/92                 6.68                    5.02
      6/30/92                 6.51                    4.81
      7/31/92                 6.11                    4.31
      8/31/92                 6.48                    4.55
      9/30/92                 6.57                    4.58
     10/30/92                 6.98                    4.68
     11/30/92                  6.5                    4.42
     12/31/92                 6.45                    4.49
      1/29/93                 6.34                    4.49
      2/26/93                  5.9                    4.02
      3/31/93                 6.09                    4.27
      4/30/93                 6.03                    4.19
      5/31/93                 5.99                    4.23
      6/30/93                 5.79                    4.02
      7/30/93                 5.87                    4.11
      8/31/93                 5.61                    3.92
      9/30/93                 5.51                    3.71
     10/29/93                 5.59                    3.73
     11/30/93                  5.9                    3.97
     12/31/93                  5.6                    3.83
      1/31/94                 5.51                     3.7
      2/28/94                 6.09                    4.02
      3/31/94                 7.04                    4.71
      4/29/94                 7.02                    4.82
      5/31/94                 6.89                    4.77
      6/30/94                 6.92                    4.83
      7/29/94                 6.62                    4.69
      8/31/94                 6.55                    4.71
      9/30/94                 6.93                    4.92
     10/31/94                 7.36                    5.11
     11/30/94                 7.73                    5.37
     12/30/94                 7.28                     5.3
      1/31/95                 6.86                    5.12
      2/28/95                 6.47                    5.01
      3/31/95                  6.4                    4.83
      4/28/95                 6.43                    4.84
      5/31/95                 6.04                    4.48
      6/30/95                 6.37                    4.57
      7/31/95                 6.38                     4.4
      8/31/95                  6.3                    4.31
      9/29/95                 6.23                     4.3
     10/31/95                 5.99                    4.23
     11/30/95                 5.74                    4.15
     12/29/95                 5.65                    4.14
      1/31/96                  5.7                    4.09
      2/29/96                 5.99                    4.09
      3/29/96                 6.44                    4.38
      4/30/96                  6.5                    4.49
      5/31/96                 6.45                    4.64
      6/28/96                 6.26                    4.61
      7/31/96                 6.18                    4.56
      8/30/96                 6.21                    4.57
      9/30/96                    6                    4.48
     10/31/96                 5.94                     4.4
     11/29/96                 5.73                    4.18
     12/31/96                 5.87                    4.25
      1/31/97                 6.02                    4.41
      2/28/97                 5.96                    4.34
      3/31/97                 6.26                    4.61
      4/30/97                 6.15                    4.67
      5/30/97                 5.88                     4.6
      6/30/97                 5.79                    4.41
      7/31/97                 5.38                     4.1
      8/29/97                 5.73                    4.34
      9/30/97                 5.61                    4.21
     10/31/97                 5.59                    4.16
     11/28/97                  5.5                    4.17
     12/31/97                 5.35                    4.06
      1/30/98                  5.3                    4.04
      2/27/98                 5.44                    4.03
      3/31/98                 5.46                    4.09
      4/30/98                 5.68                    4.23
      5/29/98                 5.34                    4.09
      6/30/98                 5.36                     4.1
      7/31/98                 5.41                    4.07
      8/31/98                 5.19                    3.87
      9/30/98                 5.09                    3.77
     10/30/98                 5.34                     3.7
     11/30/98                 5.25                    3.73
     12/31/98                 5.34                    3.77
      1/29/99                 5.21                    3.63
      2/26/99                 5.33                     3.7
      3/31/99                 5.39                    3.86
      4/30/99                 5.47                     3.8
      5/31/99                 5.62                       4
      6/30/99                 5.91                    4.39
      7/30/99                 5.94                    4.31
      8/31/99                 6.21                    4.39
       1/0/00                 6.31                    4.45
     10/29/99                 6.53                    4.62
     11/30/99                 6.42                    4.55
     12/31/99                 6.55                    4.72
      1/31/00                 6.68                    4.94
      2/29/00                 6.43                    4.94
      3/31/00                 6.09                    4.85
      4/28/00                 6.21                    4.95
      5/31/00                 6.46                    5.11
      6/30/00                 6.02                     4.8
      7/31/00                 5.84                    4.62
      8/31/00                 5.75                    4.47
      9/30/00                 5.93                    4.54
     10/31/00                  5.8                    4.49
     11/30/00                 5.79                    4.46
     12/31/00                  5.4                    4.23
      1/31/01                 5.37                    3.85
      2/28/01                 5.39                    3.82
      3/30/01                 5.39                    3.75
      4/30/01                 5.77                    3.95
      5/31/01                 5.61                    3.79
      6/29/01                 5.57                    3.74
      7/31/01                 5.33                    3.59
      8/31/01                 5.11                    3.38

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data Source: Bloomberg L.P.

YIELD ADVANTAGE OF MUNIS OVER TREASURIES
Difference in yields for five-year bonds for the top federal and combined federal/CA tax brackets.

On an after-tax basis, short-term municipal bonds continued to outperform Treasuries during the report period for investors in the top tax bracket.

[LINE CHART]

                            Federal - 39.1%                Combined - 44.76%
                                Bracket                         Bracket
       Jun-91                     1.08                             1.53
                                  0.93                             1.37
                                  1.03                             1.45
                                  1.11                             1.51
                                  1.13                             1.52
                                  1.33                              1.7
                                  1.27                             1.61
                                  0.93                             1.29
                                  0.95                             1.32
                                  0.98                             1.38
                                  1.06                             1.45
                                     1                             1.37
                                  0.99                             1.35
                                  0.76                             1.09
                                  1.15                             1.47
                                  1.34                             1.64
                                   1.1                             1.43
                                  0.63                             0.98
                                  0.84                             1.18
                                  1.11                             1.42
                                  0.85                             1.14
                                  1.08                             1.38
                                  1.08                             1.37
                                  0.96                             1.26
       Jun-93                     0.95                             1.23
                                  0.98                             1.27
                                     1                             1.27
                                   0.8                             1.07
                                  0.78                             1.05
                                  0.83                             1.12
                                  0.66                             0.95
                                  0.64                             0.93
                                  0.63                             0.94
                                  0.92                             1.27
                                  0.78                             1.15
                                  0.65                             1.04
                                   0.6                             0.99
                                  0.59                             0.97
                                  0.57                             0.95
                                  0.49                              0.9
                                  0.55                             0.98
                                  0.63                             1.07
                                  0.53                             0.98
                                  0.55                             0.97
                                  0.72                             1.12
                                  0.52                             0.92
                                  0.65                             1.04
                                  0.79                             1.14
       Jun-95                     0.94                             1.27
                                  0.65                                1
                                  0.62                             0.96
                                  0.64                             0.98
                                  0.69                             1.02
                                  0.79                              1.1
                                  0.86                             1.17
                                   0.9                              1.2
                                   0.6                             0.92
                                  0.67                             1.02
                                  0.58                             0.95
                                   0.6                             0.98
                                  0.67                             1.04
                                  0.56                             0.93
                                  0.47                             0.86
                                  0.55                             0.91
                                  0.71                             1.05
                                  0.63                             0.96
                                  0.47                             0.82
                                  0.61                             0.96
                                  0.45                             0.81
                                   0.5                             0.88
                                  0.67                             1.04
                                  0.64                             1.01
       Jun-97                     0.52                             0.88
                                  0.51                             0.84
                                  0.55                              0.9
                                  0.56                              0.9
                                  0.68                             1.01
                                  0.61                             0.94
                                  0.58                             0.91
                                  0.76                             1.07
                                  0.63                             0.94
                                  0.67                             0.99
                                   0.8                             1.12
                                  0.71                             1.02
                                  0.77                             1.08
                                  0.72                             1.03
                                  0.95                             1.22
                                   1.2                             1.44
                                  1.12                             1.36
                                     1                             1.25
                                  1.01                             1.26
                                  0.86                             1.12
                                  0.52                             0.82
                                  0.75                             1.04
                                  0.63                             0.92
                                   0.6                             0.92
       Jun-99                     0.95                             1.27
                                  0.78                             1.11
                                  0.82                             1.15
                                  0.95                             1.27
                                     1                             1.34
                                  0.83                             1.17
                                  0.86                             1.22
                                  0.87                             1.25
                                  0.92                              1.3
                                     1                             1.36
                                  0.97                             1.34
                                  1.14                             1.51
                                  1.03                             1.38
                                  0.88                             1.22
                                  0.83                             1.17
                                  0.98                             1.31
                                  0.95                             1.28
                                  1.15                             1.46
                                   1.2                             1.48
                                  0.95                             1.22
                                  0.98                             1.25
                                  0.97                             1.23
                                  0.97                             1.25
                                   0.8                             1.08
        Jun-01                    0.73                             1.01
                                  0.83                             1.09
        Aug-01                    0.71                             0.96


This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax. For example, if the line for the 39.1% bracket stood at 1% on a given date, it would mean that five-year munis were effectively yielding 1% more than five-year Treasuries for an investor in the 39.1% tax bracket.

Data source: Bloomberg L.P.    1 No earlier data available.

SCHWAB

SHORT/INTERMEDIATE TAX-FREE BOND FUND

[PHOTO OF JOANNE LARKIN]

     "Several factors combined to lift prices for municipal bonds during the period, and the fund was able to benefit."

      Portfolio Manager
      Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in 1992, she worked for more than eight years in fixed income asset management and research.

TICKER SYMBOL     SWITX

[GRAPHIC]


                      INTEREST RATE SENSITIVITY 1, 2
CREDIT QUALITY 1, 2       LOW    MEDIUM    HIGH
HIGH                      /X/     / /       / /
MEDIUM                    / /     / /       / /
LOW                       / /     / /       / /

Individuals in higher tax brackets who are seeking tax-free income along with the potential for lower volatility may want to consider this fund.

THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION. 3

MANAGER'S PERSPECTIVE

MUNICIPAL SECURITIES OUTPERFORMED MOST OTHER TYPES OF INVESTMENTS DURING THE REPORT PERIOD. Volatility in equity markets caused many investors to turn to muni bonds, which helped to drive up the demand for (and the prices of) these securities. Interest rates also were a factor. Typically, falling interest rates cause bond prices to rise, and that was the case here, with muni prices getting a boost from the Fed's interest rate cuts.

ATTRACTED BY THE OPPORTUNITY TO BORROW MONEY AT LOWER RATES, MUNI ISSUERS BROUGHT MANY NEW BONDS TO MARKET. New muni issuance was up 39% during the first eight months of the year compared with the same period a year earlier. Still, demand was strong enough to keep pace. In July, for example, investors placed more than $2 billion in muni bond funds, the largest one-month figure in over three years. 4

THE FUND SLIGHTLY LENGTHENED ITS AVERAGE MATURITY WITHIN ITS ALLOWABLE RANGE, IN ORDER TO CAPITALIZE ON ATTRACTIVE YIELDS FROM COMPARATIVELY LONGER MATURITY BONDS. The fund also continued to focus on bonds in the two highest rating categories. In addition, the fund emphasized liquid securities in order to gain the flexibility to react quickly to market shifts.


1  Source: Morningstar, Inc.

2 Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories:
   Sensitivity (measured as duration): Low, up to 4.5 years; Medium, more than
   4.5 years to less than seven years; High, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 The income you receive from the fund may be subject to state and local income taxes. A portion of income also may be subject to the alternative minimum tax
   (AMT).

4  Source: ICI#

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/01

This chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 3.12% 1 and its taxable-equivalent yield was 5.12%. 1,2

[BAR CHART]

                                                           Lehman Brothers
                                                           3-Year Municipal    Peer Group
                                             Fund 1           Bond Index        Average 3
1 YEAR
    Total Return                              7.42                8.05             6.82
5 YEAR
    Total Return                              4.86                5.41             4.64
INCEPTION
    Total Return                              4.55                5.02

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

[LINE CHART]


                       Lehman Brothers 3-Year
          Fund          Municipal Bond Index
          10000         10000
           9990          9993
          10038         10020
          10129         10085
          10151         10090
          10283         10184
          10344         10228
          10366         10250
          10326         10237
          10462         10344
          10567         10428
          10412         10331
          10218         10206
          10280         10267
          10323         10315
          10312         10318
          10407         10403
          10429         10440
          10377         10414
          10317         10389
          10245         10370
          10346         10415
          10445         10501
          10563         10612
          10655         10707
          10691         10743
          10881         10908
          10884         10934
          10987         11050
          11079         11136
          11115         11167
          11175         11221
          11255         11293
          11305         11340
          11383         11429
          11364         11431
          11313         11403
          11306         11417
          11312         11427
          11371         11496
          11443         11559
          11447         11577
          11519         11647
          11605         11729
          11712         11838
          11705         11844
          11742         11896
          11801         11954
          11737         11892
          11776         11943
          11876         12040
          11938         12111
          12096         12255
          12065         12230
          12141         12319
          12194         12373
          12222         12409
          12310         12493
          12384         12575
          12397         12602
          12417         12622
          12386         12604
          12502         12722
          12543         12765
          12574         12811
          12689         12935
          12793         13018
          12837         13080
          12862         13112
          12898         13143
          13022         13263
          12997         13277
          13004         13289
          13033         13330
          13000         13312
          12876         13232
          12946         13297
          12925         13313
          12967         13363
          12922         13365
          12991         13423
          12964         13402
          12952         13426
          12982         13468
          13108         13536
          13073         13539
          13053         13553
          13283         13725
          13382         13836
          13507         13941
          13512         13946
          13586         14024
          13643         14080
          13831         14238
          14006         14453
          14047         14509
          14136         14610
          14057         14589
          14172         14721
          14243         14788
          14357         14907
          14510         15062

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The index is unmanaged, and you cannot invest in it directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.


1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (39.1%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 8/31/01, the total number of funds in the Municipal Short Bond Fund for the one- and five-year periods was 116 and 79, respectively.

FUND FACTS

TOP TEN HOLDINGS 1  as of 8/31/01

                                                                                                  PERCENTAGE OF
       SECURITY                                                         RATE      MATURITY DATE    INVESTMENTS
--------------------------------------------------------------------------------------------------------------
(1)    WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM
       Nuclear Project No. 2, Revenue Refunding, Series 1993A           5.70%     07/01/08           4.1%

(2)    WASHINGTON CONVENTION CENTER AUTHORITY
       Dedicated Tax Senior Lien Revenue                                5.00%     10/01/06           4.0%

(3)    KENTUCKY STATE PROPERTY & BUILDINGS COMMISSION
       Project No. 71, Revenue                                          5.50%     08/01/09           3.6%

(4)    OHIO BUILDING AUTHORITY
       Administrative Building Fund Project, Revenue, Series 1998A      5.13%     10/01/06           3.6%

(5)    PUERTO RICO MUNICIPAL FINANCE AGENCY
       General Obligation, Series 1999A                                 5.50%     08/01/08           3.1%

(6)    NORTH CAROLINA MUNICIPAL POWER AGENCY NO. 1
       Catawaba Electric, Revenue, Series 1999A                         5.75%     01/01/09           3.1%

(7)    OHIO HIGHER EDUCATION
       Capital Facilities Project, Revenue, Series II-A                 5.50%     12/01/08           3.1%

(8)    NEW YORK CITY
       General Obligation, Series 1994H                                 4.75%     03/15/07           3.0%

(9)    HOUSTON
       Refunding & Public Improvement General Obligation, Series        5.00%     03/01/04           2.9%
       1999A

(10)   CHARLESTON COUNTY
       Care Alliance Health Services, Revenue, Series 1999A             4.25%     08/15/07           2.9%
---------------------------------------------------------------------------------------------------------------
       TOTAL                                                                                        33.4%


DIVIDENDS PAID in each fiscal year

[BAR CHART]

1993 yr 2                $.13
1994 yr                  $.37
1995 yr                  $.40
1996 yr                  $.41
1997 yr                  $.41
1998 yr                  $.42
1999 yr                  $.40
2000 yr                  $.41
2001 yr                  $.39

1  This list is not a recommendation of any security by the adviser.

2  Period from the fund's inception on 4/21/93 through 8/31/93.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND


FUND FACTS Continued


COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/01

All figures are shown as a percentage of the fund's investments. Portfolio holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

1.   99.7%     Municipal Bonds
2.    0.3%     Other Investment Companies

BY CREDIT QUALITY 1

[PIE CHART]

1.   57.6%     AAA
2.   32.2%     AA
3.    7.0%     A
4.    1.0%     BBB
5.    2.2      Unrated Securities

BY MATURITY

[PIE CHART]

1.    12.7%      0-6 Months
2.    20.6%      7-36 Months
3.     9.7%      37-60 Months
4.    57.0%      More than 60 Months


FUND FACTS as of 8/31/01

                                                                    PEER GROUP
                                                        FUND          AVERAGE 2
-------------------------------------------------------------------------------
Number of Issues                                         63            139
-------------------------------------------------------------------------------
12-Month Yield                                         3.80% 2        3.93%
-------------------------------------------------------------------------------
Weighted Average Rate                                  5.10%          5.38%
-------------------------------------------------------------------------------
Weighted Average Maturity                              5.0 yrs        3.1 yrs
-------------------------------------------------------------------------------
Weighted Average Duration                              4.2 yrs        2.9 yrs
-------------------------------------------------------------------------------
Weighted Average Credit Quality                          AA             AA
-------------------------------------------------------------------------------

EXPENSE RATIO as of 8/31/01

[BAR CHART]

        FUND       PEER GROUP AVERAGE
        0.49%            0.86% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/01, the total number of funds in the Municipal Short Bond Fund for the one- and five-year periods was 116 and 79, respectively.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                                                 9/1/00 -    9/1/99 -    9/1/98 -     9/1/97 -    9/1/96 -
                                                 8/31/01     8/31/00     8/31/99      8/31/98     8/31/97
----------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period            10.08        10.05        10.26       10.16       10.04
                                                 --------------------------------------------------------
Income from investment operations:
  Net investment income                            0.39         0.41         0.40        0.42        0.41
  Net realized and unrealized gains or losses      0.34         0.03        (0.21)       0.10        0.12
                                                 --------------------------------------------------------
  Total income from investment operations          0.73         0.44         0.19        0.52        0.53
Less distributions:
  Dividends from net investment income            (0.39)       (0.41)       (0.40)      (0.42)      (0.41)
                                                 --------------------------------------------------------
Net asset value at end of period                  10.42        10.08        10.05       10.26       10.16
                                                 ========================================================
Total return (%)                                   7.42         4.50         1.86        5.17        5.40

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                               0.49         0.49 1       0.49        0.49        0.49
Expense reductions reflected in above ratio        0.24         0.25         0.32        0.36        0.47
Ratio of net investment income to
  average net assets                               3.84         4.11         3.87        3.99        4.08
Portfolio turnover rate                              14           11            8          22          20
Net assets, end of period ($ x 1,000,000)           109           76           87          68          54

1  Would have been 0.50% if non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS
------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

As of August 31, 2001.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

+  Credit-enhanced security

o  Certificate of Participation

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the legal stated maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.7%      MUNICIPAL BONDS
            Market Value: $106,997
            Cost: $104,359

  0.3%      OTHER INVESTMENT COMPANIES
            Market Value: $294
            Cost: $294
------------------------------------------------
100.0%      TOTAL INVESTMENTS
            Market Value: $107,291
            Cost: $104,653

MUNICIPAL BONDS 99.7% of investments

       ISSUER
       PROJECT                                                                                MATURITY    FACE VALUE    MKT. VALUE
         TYPE OF SECURITY, SERIES                                                   RATE       DATE       ($ x 1,000)   ($ x 1,000)

       FIXED-RATE OBLIGATIONS 91.6%
-----------------------------------------------------------------------------------------------------------------------------------
      ALABAMA 0.9%

      BIRMINGHAM SPECIAL CARE FACILITIES HOSPITAL FINANCING AUTHORITY
      Daughters of Charity National Health System --
      St. Vincent's Hospital & Providence
      Revenue, Series 1995                                                          7.00%     11/01/01        1,000        1,007

      ARIZONA 5.3%

 +    MARICOPA COUNTY ELEMENTARY SCHOOL DISTRICT NO. 068
      General Obligation Refunding, Series 1994A                                    6.80%     07/01/12        2,000        2,226

 +    MARICOPA COUNTY UNIFIED SCHOOL DISTRICT NO. 93
      Cave Creek Project
      General Obligation, Series 1997A                                              5.00%     07/01/03        2,325        2,424

      PHOENIX CIVIC IMPROVEMENT CORP
      Airport Project
      Senior Lien Revenue Refunding                                                 5.00%     07/01/04        1,000        1,051
                                                                                                                         -------
                                                                                                                           5,701

      CALIFORNIA 1.9%

      ALAMEDA PUBLIC FINANCING AUTHORITY
      Revenue                                                                       4.95%     09/02/07        2,065        2,079

      COLORADO 5.1%

+     DENVER CITY & COUNTY
      Colorado Convention Center Project
      Excise Tax Revenue, Series 2001A                                              5.00%     09/01/11        2,250        2,419



See the Financial Notes, which are integral to this information.

       ISSUER
       PROJECT                                                                                MATURITY    FACE VALUE    MKT. VALUE
         TYPE OF SECURITY, SERIES                                                   RATE       DATE       ($ x 1,000)   ($ x 1,000)

        GRAND JUNCTION
        Dayton Hudson Corp. Project
          Industrial Development Revenue Refunding                                 5.25%       05/01/03     2,000          2,043

+       SUPERIOR DISTRICT NO. 2
          Metropolitan Revenue Refunding                                           4.63%       12/01/13       965            980
                                                                                                                         -------
                                                                                                                           5,442

        DISTRICT OF COLUMBIA 4.0%
+(2)    WASHINGTON CONVENTION CENTER AUTHORITY
          Dedicated Tax Senior Lien Revenue                                        5.00%       10/01/06     4,000          4,288

        FLORIDA 1.2%

+o      ORANGE COUNTY SCHOOL BOARD
        Series 1997A                                                               4.80%       08/01/02     1,300          1,327

        GEORGIA 2.0%

        PRIVATE COLLEGES & UNIVERSITIES FACILITIES AUTHORITY
        Emory University Project
          Revenue, Series 1992C                                                    6.00%       10/01/05     2,000          2,105

        ILLINOIS 1.0%

+       CHICAGO PUBLIC BUILDING COMMISSION
          Building Revenue, Series 1999C                                           5.50%       02/01/06     1,000          1,084

        INDIANA 3.1%

+       LAKE COUNTY INDUSTRIAL BUILDING CORP.
        First Mortgage
          Revenue                                                                  5.25%       08/01/09     2,040          2,216

+       MONROE COUNTY INDUSTRIAL HOSPITAL AUTHORITY
        Bloomington Hospital, Inc. Project
          Hospital Revenue Refunding                                               4.60%       05/01/04     1,105          1,146
                                                                                                                         -------
                                                                                                                           3,362

        IOWA 0.6%

+       CEDAR RAPIDS HOSPITAL FACILITY
        St. Luke's Methodist Hospital Project
          Revenue, Series 1993                                                     6.13%       08/15/03       600            650

        KENTUCKY 3.6%
(3)     KENTUCKY STATE PROPERTY & BUILDINGS COMMISSION
        Project No. 71
           Revenue                                                                 5.50%       08/01/09     3,500          3,873

        LOUISIANA 1.6%

+       NEW ORLEANS
        General Obligation Refunding, Series 1998B                                 4.50%       12/01/05     1,600          1,680

        MASSACHUSETTS           3.6%

        MASSACHUSETTS
        General Obligation Refunding, Series 2001A                                 5.50%       01/01/11     2,500          2,779

See the Financial Notes, which  are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued

As of August 31, 2001

       ISSUER
       PROJECT                                                                                MATURITY    FACE VALUE    MKT. VALUE
         TYPE OF SECURITY, SERIES                                                   RATE       DATE       ($ x 1,000)   ($ x 1,000)
+       MASSACHUSETTS WATER RESERVES AUTHORITY
           Revenue, Series 1998A                                                   5.00%       08/01/05     1,000          1,068
                                                                                                                         -------
                                                                                                                           3,847

        MICHIGAN 1.4%

+       DETROIT SCHOOL DISTRICT
           General Obligation, Series 1998B                                        5.00%       05/01/04     1,390          1,459

        MINNESOTA 1.4%

+       ARDEN HILLS HOUSING & HEALTH CARE FACILITIES
        Presbyterian Homes Project
           Revenue Refunding, Series 1999A                                         4.33%       09/01/01     1,500          1,500

        NEBRASKA 2.4%

+       AMERICAN PUBLIC ENERGY AGENCY
        Nebraska Public Gas Agency Project
          Gas Supply Revenue, Series 1998C                                         4.00%       09/01/07       500            496

+       NEBRASKA PUBLIC POWER DISTRICT
          Revenue, Series 1998A                                                    5.25%       01/01/05     2,000          2,123
                                                                                                                         -------
                                                                                                                           2,619

        NEW JERSEY 1.0%

+       BRICK TOWNSHIP MUNICIPAL UTILITIES AUTHORITY
           Revenue, Series 1996                                                    5.50%       12/01/03     1,000          1,063

        NEW YORK 8.7%

+       FRANKLIN COUNTY
           General Obligation                                                      4.25%       11/01/06       715            751

        NEW YORK CITY
(8)        General Obligation, Series 1994H                                        4.75%       03/15/07     3,000          3,176
           General Obligation, Series 1997L                                        5.10%       08/01/02       800            818

        NEW YORK CITY MUNICIPAL ASSISTANCE CORP.
           Revenue, Series 1997L                                                   5.50%       07/01/03     2,000          2,105

        NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY
           Future Tax Secured Revenue, Series 1998B                                5.25%       11/15/04     1,300          1,397

        NEW YORK STATE URBAN DEVELOPMENT CORP.
        Correctional Facility Service Contract
           Revenue, Series 1998A                                                   5.00%       01/01/05     1,000          1,059
                                                                                                                         -------
                                                                                                                           9,306

        NORTH CAROLINA 5.1%

+       NORTH CAROLINA MUNICIPAL POWER AGENCY NO. 1
        Catawaba Electric
           Revenue, Series 1995A                                                   5.10%       01/01/07     2,000          2,138
(6)        Revenue, Series 1999A                                                   5.75%       01/01/09     3,000          3,328
                                                                                                                         -------
                                                                                                                           5,466

See the Financial Notes, which are integral to this information.


       ISSUER
       PROJECT                                                                                MATURITY    FACE VALUE    MKT. VALUE
         TYPE OF SECURITY, SERIES                                                   RATE       DATE       ($ x 1,000)   ($ x 1,000)


        OHIO 10.1%

   +    HAMILTON COUNTY
           Sales Tax Revenue, Series 2000B                                         5.50%       12/01/07     1,480          1,635

  (4)   OHIO BUILDING AUTHORITY
        Administrative Building Fund Project
           Revenue, Series 1998A                                                   5.13%       10/01/06     3,580          3,863

  (7)   OHIO HIGHER EDUCATION
        Capital Facilities Project
           Revenue, Series II-A                                                    5.50%       12/01/08     3,000          3,328

   +    OHIO PUBLIC FACILITIES COMMISSION
        Higher Education Capital Facilities
           Revenue, Series 1996II-B                                                5.00%       11/01/01     2,000          2,008
                                                                                                                         -------
                                                                                                                          10,834

        PENNSYLVANIA 1.1%

   +    PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY
           Economic Development Revenue                                            7.00%       07/01/07     1,000          1,168

        PUERTO RICO 3.1%

 +(5)   PUERTO RICO MUNICIPAL FINANCE AGENCY
           General Obligation, Series 1999A                                        5.50%       08/01/08     3,000          3,365

        SOUTH CAROLINA 2.9%

+(10)   CHARLESTON COUNTY
        Care Alliance Health Services
           Revenue, Series 1999A                                                   4.25%       08/15/07     3,000          3,070

        TEXAS 6.0%

   +    DENTON UTILITY SYSTEM
          Revenue Refunding & Improvement                                          5.00%       12/01/12     2,030          2,139

        FORT WORTH
          Refunding & Improvement General Obligation                               5.00%       03/01/10     1,090          1,164

  (9)   HOUSTON
           Refunding & Public Improvement General Obligation,
           Series 1999A                                                            5.00%       03/01/04     3,000          3,143
                                                                                                                         -------
                                                                                                                           6,446

        WASHINGTON 12.6%

   +    PORT OF SEATTLE
          Revenue, Series 1996B                                                    5.50%       09/01/02     2,775          2,849
        Passenger Facility
          Revenue, Series 1998B                                                    5.00%       12/01/07     1,395          1,485

   +    SNOHOMISH COUNTY
          General Obligation Refunding                                             4.50%       12/01/12     1,920          1,944

        WASHINGTON STATE
          General Obligation Refunding, Series 1991R-92B                           6.30%       09/01/02     1,000          1,010



See the Financial Notes, which are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS
PORTFOLIO HOLDINGS Continued
As of August 31, 2001.

       ISSUER
       PROJECT                                                                                MATURITY    FACE VALUE    MKT. VALUE
         TYPE OF SECURITY, SERIES                                                   RATE       DATE       ($ x 1,000)   ($ x 1,000)

 +o     WASHINGTON STATE DEPARTMENT OF ECOLOGY
           Refunding                                                               4.75%       04/01/12     1,710          1,761

+(1)    WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM
        Nuclear Project No. 2
           Revenue Refunding, Series 1993A                                         5.70%       07/01/08     4,000          4,420
                                                                                                                         -------
                                                                                                                          13,469

        WISCONSIN 1.9%

        WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
  +     Aurora Medical Group, Inc. Project
           Revenue, Series 1996                                                    4.90%       11/15/02     1,000          1,026
        Carroll College, Inc. Project
           Revenue, Series 1998                                                    4.80%       10/01/06     1,000          1,031
                                                                                                                         -------
                                                                                                                           2,057
        VARIABLE RATE OBLIGATIONS 8.1%
-------------------------------------------------------------------------------------------------------------------------------

        GEORGIA 0.3%

  +     FULTON COUNTY RESIDENTIAL CARE FACILITIES
        Lenbrook Square Foundation
           Revenue Refunding                                                       2.55%       09/01/01     300              300

        MISSISSIPPI 1.4%

  +     JACKSON COUNTY POLLUTION CONTROL
        Chevron U.S.A., Inc. Project
           Revenue Refunding                                                       2.50%       09/01/01     1,530          1,530

        NEW MEXICO 0.9%

  +     FARMINGTON
        Arizona Public Service Co.
           Pollution Control Revenue Refunding, Series 1994B                       2.55%        09/01/01    1,000          1,000

        NEW YORK 0.8%

  +     NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
           Water & Sewer System Revenue, Series 1994G                              2.45%        09/01/01      800            800

        TEXAS 2.0%

  +     BRAZOS RIVER AUTHORITY
        Utilities Electric Co. Project
          Revenue Refunding, Series 1996B                                          2.55%        09/01/01      150            150

  +     GULF COAST WASTE DISPOSAL AUTHORITY
        Amoco Oil Project
           Pollution Control Revenue Refunding                                     2.50%        09/01/01    1,000          1,000
        ExxonMobil Project
           Environment Facilities Revenue                                          2.60%        09/01/01      600            600

  +     LOWER NECHES VALLEY RIVER AUTHORITY
        ExxonMobil Project
           Revenue Refunding, Series 2001A                                         2.50%        09/01/01      400            400
                                                                                                                           -----
                                                                                                                           2,150

See the Financial Notes, which are integral to this information.

       ISSUER
       PROJECT                                                                                MATURITY    FACE VALUE    MKT. VALUE
         TYPE OF SECURITY, SERIES                                                   RATE       DATE       ($ x 1,000)   ($ x 1,000)


        WYOMING 2.7%

+       LINCOLN COUNTY
        ExxonMobil Project
           Pollution Control Revenue, Series 1987C                                 2.60%       09/01/01        50             50

+       UNITA COUNTY
        Amoco Project
           Pollution Control Revenue Refunding                                     2.50%       09/01/01     1,600          1,600
        Chevron USA, Inc. Project
           Pollution Control Revenue Refunding                                     2.50%       09/01/01       600            600
           Pollution Control Revenue, Series 1992-E17                              2.50%       09/01/01       700            700
                                                                                                                         -------
                                                                                                                           2,950

        OTHER INVESTMENT COMPANIES  0.3% of investments

        SECURITY AND NUMBER OF SHARES

        PROVIDENT INSTITUTIONAL FUNDS--
        MUNI FUND PORTFOLIO    294,433                                                                                       294

--------------------------------------------------------------------------------

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

Statement of

ASSETS AND LIABILITIES
As of August 31, 2001. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $107,291 a
Receivables:
  Fund shares sold                                                           672
  Interest                                                                 1,361
Prepaid expenses                                                      +       15
                                                                      ----------
TOTAL ASSETS                                                             109,339

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                         7
  Dividends to shareholders                                                   41
  Transfer agent and shareholder service fees                                  1
Accrued expenses                                                      +       34
                                                                      ----------
TOTAL LIABILITIES                                                             83

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             109,339
TOTAL LIABILITIES                                                     -       83
                                                                      ----------
NET ASSETS                                                              $109,256

NET ASSETS BY SOURCE
Capital received from investors                                          107,263
Distributions in excess of net investment income                             (28)
Net realized capital losses                                                 (617)
Net unrealized capital gains                                               2,638


NET ASSET VALUE (NAV)

                      SHARES
NET ASSETS      /     OUTSTANDING                =           NAV
$109,256               10,482                                $10.42

a The fund's amortized cost for these securities was $104,653. Not counting short-term obligations, the fund paid $34,216 for securities during the reporting period, and received $11,657 from securities it sold or that matured. This includes $24,230 in transactions with other SchwabFunds(R).

FEDERAL TAX DATA
--------------------------------------------------------------------------------

COST BASIS OF PORTFOLIO                                                 $104,653
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                   $  2,645
Losses                                                                +       (7)
                                                                      ----------
                                                                        $  2,638
UNUSED CAPITAL LOSSES:
Expires 08/31 of:                                                    Loss amount
2003                                                                        $108
2004                                                                         296
2009                                                                  +      146
                                                                      ----------
                                                                            $550

DEFERRED CAPITAL LOSSES                                                     $ 66

See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS

For September 1, 2000 through August 31, 2001.  All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $3,826

NET REALIZED LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                      (66)

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                        3,074

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    265 a
Transfer agent and shareholder service fees                                  221 b
Trustees' fees                                                                 8 c
Custodian and portfolio accounting fees                                       61
Professional fees                                                             21
Registration fees                                                             27
Shareholder reports                                                           30
Other expenses                                                        +        9
                                                                      ----------
Total expenses                                                               642
Expense reduction                                                     -      209 d
                                                                      ----------
NET EXPENSES                                                                 433

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    3,826
NET EXPENSES                                                          -      433
                                                                      ----------
NET INVESTMENT INCOME                                                      3,393
NET REALIZED LOSSES                                                          (66)e
NET UNREALIZED GAINS                                                  +    3,074 e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $6,401

a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $3,008.

See the Financial Notes, which are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

Statements of

CHANGES IN NET ASSETS
For the current and prior reporting periods. All numbers x 1,000.


OPERATIONS
--------------------------------------------------------------------------------

                                                 9/1/00-8/31/01   9/1/99-8/31/00
Net investment income                               $3,393           $3,347
Net realized losses                                    (66)            (146)
Net unrealized gains                             +   3,074              308
                                                 --------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               6,401            3,509


DISTRIBUTIONS PAID
----------------------------------------------------------------------------
Dividends from net investment income                $3,399            $3,353

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                                               9/1/00-8/31/01           9/1/99-8/31/00
                                             QUANTITY     VALUE       QUANTITY      VALUE
Shares sold                                   4,579     $ 46,950       3,264     $ 32,490
Shares reinvested                               236        2,418         248        2,477
Shares redeemed                             +(1,893)     (19,359)     (4,605)     (45,846)
                                            ---------------------------------------------
NET INCREASE OR DECREASE                      2,922     $ 30,009      (1,093)    ($10,879)


SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------

                                                9/1/00-8/31/01             9/1/99-8/31/00
                                             SHARES    NET ASSETS       SHARES     NET ASSETS
Beginning of period                          7,560     $ 76,245          8,653     $ 86,968
Total increase or
decrease                                  +  2,922       33,011         (1,093)     (10,723)a
                                          -------------------------------------------------
END OF PERIOD                               10,482     $109,256          7,560     $ 76,245 b


a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.


b Includes cumulative distributions that exceed net investment income by $28 for the current period and $22 for the prior period.

See the Financial Notes, which are integral to this information.

SCHWAB

LONG-TERM TAX-FREE BOND FUND

[PHOTO OF JOANNE LARKIN]

     "The fund's strong performance put it among the top 10% of its peers." 5

      Portfolio Manager
      Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in 1992, she worked for more than eight years in fixed income asset management and research.

TICKER SYMBOL           SWNTX

[GRAPHIC]

                           INTEREST RATE
                          SENSITIVITY 1, 2
CREDIT QUALITY 1,2     SHORT   INTERMED    LONG
HIGH                   / /       / /        /X/
MEDIUM                 / /       / /        / /
LOW                    / /       / /        / /

This fund is designed for individuals in higher tax brackets who are interested in high current tax-free income and can accept a higher degree of risk to their investment.

THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION. 3

MANAGER'S PERSPECTIVE

MUNICIPAL SECURITIES OUTPERFORMED MOST OTHER TYPES OF INVESTMENTS DURING THE REPORT PERIOD. Volatility in equity markets and credit worries in corporate bonds caused many investors to turn to muni bonds, which helped to drive up the demand for (and the prices of) these securities. Interest rates also were a factor. Typically, falling interest rates cause bond prices to rise, and that was the case here, with muni prices getting a boost from the Fed's interest rate cuts.

ATTRACTED BY THE OPPORTUNITY TO BORROW MONEY AT LOWER RATES, MUNI ISSUERS BROUGHT MANY NEW BONDS TO MARKET. New muni issuance was up 39% during the first eight months of the year compared with the same period a year earlier. Still, demand was strong enough to keep pace. In July, for example, investors placed more than $2 billion in muni bond funds, the largest one-month figure in over three years. 4

THE FUND SLIGHTLY LENGTHENED ITS AVERAGE MATURITY within its allowable range, in order to capitalize on attractive yields from longer maturity bonds. The fund also continued to focus on bonds in the two highest rating categories. In addition, the fund emphasized liquid securities in order to gain the flexibility to react quickly to market shifts.


1  Source: Morningstar, Inc.

2 Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories:
   Sensitivity (measured as duration): Low, up to 4.5 years; Medium, more than
   4.5 years to less than seven years; High, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 The income you receive from the fund may be subject to state and local income taxes. A portion of income also may be subject to the alternative minimum tax
   (AMT).

4  Source: ICI

5 Source: Lipper Analytical Services, Inc. Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective.

SCHWAB LONG-TERM TAX-FREE BOND FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/01

This chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal National Long Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.46% 1 and its taxable-equivalent yield was 7.32%. 1,2

[BAR CHART]


                          1 YEAR                   5 YEAR                     INCEPTION: 9/11/92
Total Return       11.29%   10.19%    9.53%     6.60%  7.01%    5.85%        6.28%    6.65%    --


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

[LINE CHART]

                        Fund        Lehman Brothers General
                                     Municipal Bond Index
        9/11/92         10000                10000
        9/30/92          9867                 9923
       10/31/92          9515                 9826
       11/30/92          9912                10002
       12/31/92         10092                10104
        1/31/93         10240                10221
        2/28/93         10682                10591
        3/31/93         10484                10479
        4/30/93         10632                10585
        5/31/93         10690                10644
        6/30/93         10883                10822
        7/31/93         10879                10836
        8/31/93         11157                11062
        9/30/93         11298                11188
       10/31/93         11315                11209
       11/30/93         11201                11111
       12/31/93         11465                11345
        1/31/94         11588                11475
        2/28/94         11274                11177
        3/31/94         10791                10722
        4/30/94         10858                10813
        5/31/94         10970                10907
        6/30/94         10870                10840
        7/31/94         11085                11044
        8/31/94         11109                11083
        9/30/94         10921                10920
       10/31/94         10657                10726
       11/30/94         10381                10532
       12/31/94         10658                10764
        1/31/95         11050                11072
        2/28/95         11381                11394
        3/31/95         11514                11524
        4/30/95         11483                11538
        5/31/95         11918                11906
        6/30/95         11735                11802
        7/31/95         11836                11914
        8/31/95         11971                12065
        9/30/95         12056                12141
       10/31/95         12250                12317
       11/30/95         12443                12521
       12/31/95         12591                12642
        1/31/96         12640                12738
        2/29/96         12520                12651
        3/31/96         12366                12489
        4/30/96         12319                12454
        5/31/96         12311                12449
        6/30/96         12484                12585
        7/31/96         12599                12699
        8/31/96         12553                12697
        9/30/96         12780                12875
       10/31/96         12948                13020
       11/30/96         13188                13258
       12/31/96         13117                13203
        1/31/97         13097                13228
        2/28/97         13223                13350
        3/31/97         12987                13172
        4/30/97         13146                13283
        5/31/97         13358                13482
        6/30/97         13502                13626
        7/31/97         13933                14004
        8/31/97         13728                13872
        9/30/97         13927                14037
       10/31/97         14025                14127
       11/30/97         14146                14210
       12/31/97         14408                14418
        1/31/98         14556                14566
        2/28/98         14529                14571
        3/31/98         14565                14584
        4/30/98         14488                14518
        5/31/98         14750                14747
        6/30/98         14806                14805
        7/31/98         14853                14842
        8/31/98         15074                15072
        9/30/98         15252                15260
       10/31/98         15228                15260
       11/30/98         15282                15314
       12/31/98         15292                15352
        1/31/99         15471                15535
        2/28/99         15369                15466
        3/31/99         15405                15488
        4/30/99         15421                15527
        5/31/99         15257                15437
        6/30/99         14904                15214
        7/31/99         14909                15269
        8/31/99         14570                15147
        9/30/99         14499                15153
       10/31/99         14172                14989
       11/30/99         14388                15148
       12/31/99         14180                15035
        1/31/00         14064                14970
        2/29/00         14297                15144
        3/31/00         14787                15475
        4/30/00         14640                15384
        5/31/00         14497                15304
        6/30/00         15007                15710
        7/31/00         15237                15928
        8/31/00         15527                16173
        9/30/00         15376                16089
       10/31/00         15625                16265
       11/30/00         15809                16388
       12/31/00         16387                16793
        1/31/01         16416                16959
        2/28/01         16458                17014
        3/31/01         16605                17167
        4/30/01         16371                16981
        5/31/01         16533                17165
        6/30/01         16675                17280
        7/31/01         16947                17535
        8/31/01         17279                17825

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (39.1%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 8/31/01, the total number of funds in the Municipal National Long Bond Fund category for the one- and five-year periods was 321 and 229, respectively.

FUND FACTS

TOP TEN HOLDINGS 1  as of 8/31/01

                                                                              MATURITY    PERCENTAGE OF
       SECURITY                                                 RATE            DATE      INVESTMENTS
-------------------------------------------------------------------------------------------------------
(1)    KING COUNTY General Obligation, Series 1997D             5.75%         12/01/11           4.5%

(2)    DALLAS FORT WORTH INTERNATIONAL AIRPORT
       Revenue, Series 2000A                                    6.00%         11/01/24           4.3%

(3)    HOUSTON HIGHER EDUCATION FINANCING CORP.
       Rice University Project, Revenue, Series 1999A           5.38%         11/15/29           4.1%

(4)    WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
       Catholic Health Initiatives, Revenue, Series 2000A       6.00%         12/01/20           3.8%

(5)    CLARK COUNTY SCHOOL DISTRICT  NO. 117
       General Obligation                                       5.50%         12/01/17           3.6%

(6)    HOUSTON AIRPORT SYSTEM
       Revenue, Series 2000B                                    5.50%         07/01/30           3.6%

(7)    AUSTIN UTILITIES SYSTEM
       Revenue Refunding                                        5.13%         11/15/16           3.5%

(8)    AMERICAN PUBLIC ENERGY AGENCY Nebraska Public Gas
       Agency Project, Gas Supply Revenue, Series 1998C         4.00%         09/01/07           3.4%

(9)    ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
       Ascension Health Credit, Revenue, Series 1999A-1         5.75%         11/15/29           3.1%

(10)   PALM BEACH COUNTY SCHOOL BOARD Series 2001A              5.13%         08/01/26           2.9%
-------------------------------------------------------------------------------------------------------
       TOTAL                                                                                    36.8%


DIVIDENDS PAID in each fiscal year

[BAR CHART]

1992 yr 2                0.17
1993 yr 3                0.36
1994 yr                  0.52
1995 yr                  0.53
1996 yr                  0.52
1997 yr                  0.53
1998 yr                  0.53
1999 yr                  0.5
2000 yr                  0.5
2001 yr                  0.5


1  This list is not a recommendation of any security by the adviser.

2  Period from the fund's inception on 9/11/92 through 12/31/92.

3  For the eight-month period ended 8/31/93.

SCHWAB LONG-TERM TAX-FREE BOND FUND

FUND FACTS Continued

COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/01

All figures are shown as a percentage of the fund's investments. Portfolio holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

 1.     99.6%  Municipal Bonds
 2.     0.4%   Other Investment
               Companies

BY CREDIT QUALITY 1

[PIE CHART]


 1.    82.0%  AAA
 2.    15.2%  AA
 3.     2.4%  A
 4.     0.4%  Unrated Securities

BY MATURITY

[PIE CHART]


 1.      9.3% 0-1 Year
 2.      5.4% 2-10 Years
 3.     50.1% 11-20 Years
 4.     32.8% 21-30 Years
 5.      2.4% More than 30 Years

FUND FACTS as of 8/31/01

                                                                    PEER GROUP
                                               FUND                  AVERAGE 2
-------------------------------------------------------------------------------
Number of Issues                                47                      192
-------------------------------------------------------------------------------
12-Month Yield                                4.61% 2                  4.59%
-------------------------------------------------------------------------------
Weighted Average Rate                         5.40%                    5.72%
-------------------------------------------------------------------------------
Weighted Average Maturity                     17.3 yrs               20.2 yrs
-------------------------------------------------------------------------------
Weighted Average Duration                     11.4 yrs                8.1 yrs
-------------------------------------------------------------------------------
Weighted Average Credit Quality                 AAA                      AA
-------------------------------------------------------------------------------

EXPENSE RATIO as of 8/31/01

[BAR CHART]

Fund                       0.49%
Peer Group Average         1.14% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/01, the total number of funds in the Municipal National Long Bond Fund category for the one- and five-year periods was 321 and 229, respectively.

SCHWAB LONG-TERM TAX-FREE BOND FUND-FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                     9/1/00    9/1/99-    9/1/98-   9/1/97-   9/1/96-
                                                     8/31/01   8/31/00     8/31/99  8/31/98   8/31/97
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                10.24     10.11      11.01     10.53     10.13
                                                     ------------------------------------------------
Income from investment operations:
   Net investment income                               0.50      0.50       0.50      0.53      0.53
   Net realized and unrealized gains or losses         0.63      0.13      (0.85)     0.48      0.40
                                                     ------------------------------------------------
   Total income or loss from investment operations     1.13      0.63      (0.35)     1.01      0.93
Less distributions:
   Dividends from net investment income               (0.50)    (0.50)     (0.50)    (0.53)    (0.53)
   Distributions from net realized gains                 -          -      (0.05)       -          -
                                                     ------------------------------------------------
   Total distributions                                (0.50)    (0.50)     (0.55)    (0.53)    (0.53)
                                                     ------------------------------------------------
Net asset value at end of period                      10.87     10.24      10.11     11.01     10.53
                                                     ================================================
Total return (%)                                      11.29      6.59      (3.34)     9.81      9.36

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                   0.49      0.49 1     0.49      0.49      0.49
Expense reductions reflected in above ratio            0.25      0.26       0.32      0.37      0.53
Ratio of net investment income to
  average net assets                                   4.73      5.11       4.59      4.76      5.09
Portfolio turnover rate                                  35        25         35        39        61
Net assets, end of period ($ x 1,000,000)                88        76         90        70        47


1 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

SCHWAB LONG-TERM TAX-FREE BOND FUND-FINANCIALS

PORTFOLIO HOLDINGS
As of August 31, 2001.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

 (1) Top ten holding
  +  Credit-enhanced security
  o  Certificate of Participation

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the legal stated maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.6%  MUNICIPAL BONDS
        Market Value:    $86,670
        Cost:  $82,327

  0.4%  OTHER INVESTMENT COMPANIES
        Market Value:   $321
        Cost:  $321
-----------------------------
100.0%  TOTAL INVESTMENTS
        Market Value:  $86,991
        Cost:  $82,648

MUNICIPAL BONDS 99.6% of investments

ISSUER
PROJECT                                                           MATURITY     FACE VALUE       MKT. VALUE
TYPE OF SECURITY, SERIES                               RATE         DATE      ($ X 1,000)     ($ X 1,000)

FIXED-RATE OBLIGATIONS 90.7%
------------------------------------------------------------------------------------------------------------
CALIFORNIA 2.8%

+      WAYNE CHARTER COUNTY AIRPORT HOTEL
       Detroit Metropolitan Airport
         General Obligation, Series 2001A              5.00%     12/01/30        2,500            2,473

       COLORADO 1.2%

+      DENVER CITY & County Excise Tax
       Colorado Convention Center Project
         Revenue, Series 2001A                         5.50%     09/01/17        1,000            1,076

       FLORIDA 6.0%

+(9)   ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
       Ascension Health Credit
         Revenue, Series 1999A-1                       5.75%     11/15/29        2,500            2,682
+o(10) PALM BEACH COUNTY SCHOOL BOARD
         Series 2001A                                  5.13%     08/01/26        2,500            2,534
                                                                                                -------
                                                                                                  5,216

       HAWAII 2.0%

+      HAWAII
         General Obligation, Series 1999               5.88%     09/01/09        1,500            1,719

See the Financial Notes, which are integral to this information.

ISSUER
PROJECT                                                                         MATURITY     FACE VALUE       MKT. VALUE
TYPE OF SECURITY, SERIES                                             RATE         DATE      ($ X 1,000)     ($ X 1,000)
       KENTUCKY 1.2%

+      JEFFERSON COUNTY HEALTH FACILITIES
       University Medical Center, Inc. Project
         Revenue                                                     5.25%      07/01/22        1,000           1,017

       MARYLAND 0.4%

       MARYLAND DEPARTMENT OF HOUSING & COMMUNITY DEVELOPMENT
         Revenue, Series 1996A                                       5.88%      07/01/16          355             378

       MICHIGAN 3.8%

+      EASTERN MICHIGAN UNIVERSITY BOARD OF REGENTS
         Revenue                                                     5.50%      06/01/17        2,000           2,227
+      WAYNE COUNTY COMMUNITY COLLEGE
       Community College Improvement
         General Obligation                                          5.50%      07/01/19        1,000           1,059
                                                                                                              -------
                                                                                                                3,286

       MINNESOTA 2.4%

+      MINNEAPOLIS ST. PAUL METROPOLITAN AIRPORT COMMISSION
         Revenue, Sub-Series C                                       5.25%      01/01/26        2,000           2,046

       MISSISSIPPI 5.3%

+      MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
       Mississippi Baptist Medical Center
         Revenue Refunding                                           6.00%      05/01/13        2,150           2,354

+o     WALNUT GROVE CORRECTIONAL AUTHORITY                           6.00%      11/01/19        2,000           2,225
                                                                                                              -------
                                                                                                                4,579

       NEBRASKA 3.4%

+(8)   AMERICAN PUBLIC ENERGY AGENCY
       Nebraska Public Gas Agency Project
         Gas Supply Revenue, Series 1998C                            4.00%      09/01/07        3,000           2,979

       NEVADA 2.4%

+      DIRECTOR OF THE STATE OF NEVADA DEPARTMENT OF BUSINESS & INDUSTRY
       Las Vegas Monorail Project
         1st Tier Revenue                                            5.63%      01/01/32        2,000           2,093

       OREGON 4.2%

+      COLUMBIA RIVER PEOPLES UTILITY DISTRICT
         Electric Systems Revenue, Series 2000B                      5.50%      12/01/19        1,180           1,248

+      MORROW COUNTY SCHOOL DISTRICT NO. 001
         General Obligation                                          5.63%      06/15/16        2,235           2,445
                                                                                                              -------
                                                                                                                3,693

See the Financial Notes, which are integral to this information.

SCHWAB LONG-TERM TAX-FREE BOND FUND-FINANCIAL

PORTFOLIO HOLDINGS Continued
As of August 31, 2001.

ISSUER
PROJECT                                                                              MATURITY       FACE VALUE          MKT. VALUE
     TYPE OF SECURITY, SERIES                                             RATE         DATE        ($ X 1,000)         ($ X 1,000)
        PENNSYLVANIA 7.0%

        PENNSYLVANIA HIGHER EDUCATION FACILITIES AUTHORITY
        University of Pennsylvania Health Services
          Revenue, Series 1996A                                          5.75%       01/01/17         2,000               2,048

+       PHILADELPHIA
          General Obligation                                             4.75%       03/15/17         2,500               2,492

+       SENECA VALLEY SCHOOL DISTRICT
          General Obligation Refunding, Series 1998AA                    5.15%       02/15/20         1,500               1,524
                                                                                                                        -------
                                                                                                                          6,064

        RHODE ISLAND 1.2%

        RHODE ISLAND HOUSING & MORTGAGE FINANCE CORP.
        Homeownership Opportunity Project
          Revenue, Series 10A                                            6.50%       10/01/22         1,000               1,033

        TEXAS 24.1%
+(7)    AUSTIN UTILITIES SYSTEM
          Revenue Refunding                                              5.13%       11/15/16         3,000               3,064

+       BRAZOS RIVER AUTHORITY
        Houston Industries, Inc. Project
          Revenue, Series 1998A                                          5.13%       05/01/19         1,750               1,773

+       CONROE INDEPENDENT SCHOOL DISTRICT
          General Obligation Refunding, Series 1997B                     5.25%       02/15/21         1,000               1,016

+(2)    DALLAS FORT WORTH INTERNATIONAL AIRPORT
          Revenue, Series 2000A                                          6.00%       11/01/24         3,500               3,756

+       ELGIN INDEPENDENT SCHOOL DISTRICT
          General Obligation Refunding                                   5.25%       10/01/24         2,000               2,028

+       HARRIS COUNTY HOSPITAL DISTRICT
          Revenue Refunding                                              6.00%       02/15/16         1,000               1,109

+(6)    HOUSTON AIRPORT SYSTEM
          Revenue, Series 2000B                                          5.50%       07/01/30         3,000               3,093

 (3)    HOUSTON HIGHER EDUCATION FINANCING CORP.
        Rice University Project
          Revenue, Series 1999A                                          5.38%       11/15/29         3,500               3,601

+       TEXAS SOUTHERN UNIVERSITY
          Revenue Refunding, Series 1998A-1                              4.75%       11/01/17         1,545               1,531
                                                                                                                        -------
                                                                                                                         20,971

        VERMONT 2.5%

+       VERMONT EDUCATIONAL & HEALTH BUILDINGS FINANCING AGENCY
        Fletcher Allen Health
          Hospital Revenue, Series 1997 2000A                            6.00%       12/01/23         2,000               2,187


See the Financial Notes, which are integral to this information.

ISSUER
PROJECT                                                                         MATURITY        FACE VALUE          MKT. VALUE
    TYPE OF SECURITY, SERIES                                         RATE          DATE        ($ X  1,000)        ($ X 1,000)
        WASHINGTON 19.6%

+(5)    CLARK COUNTY SCHOOL DISTRICT NO. 117
          General Obligation                                         5.50%       12/01/17         3,000               3,158

 (1)    KING COUNTY
          General Obligation, Series 1997D                           5.75%       12/01/11         3,500               3,896

  +     King Street Center Project
          Lease Revenue                                              5.13%       06/01/17         1,000               1,019

        KING COUNTY SCHOOL DISTRICT NO. 415
          General Obligation, Series 1993A                           5.55%       12/01/11           500                 558

  +     OCEAN SHORES
          Water & Sewer Revenue                                      5.50%       12/01/21         2,000               2,089

        WASHINGTON STATE
          General Obligation, Series 1998A                           4.75%       07/01/20         1,000                 974

  +     WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
 (4)    Catholic Health Initiatives
          Revenue, Series 2000A                                      6.00%       12/01/20         3,000               3,326
        Swedish Health System
          Revenue                                                    5.13%       11/15/18         2,000               2,030
                                                                                                                    -------
                                                                                                                     17,050

        WISCONSIN 1.2%

  +     WISCONSIN HEALTH & Education FACILITIES AUTHORITY
        Medical College of Wisconsin, Inc. Project
          Revenue                                                    5.50%       03/01/17         1,000               1,040

        VARIABLE RATE OBLIGATIONS 8.9%
        -------------------------------------------------------------------------------------------------------------------

        MISSISSIPPI 0.6%

  +     JACKSON COUNTY POLLUTION CONTROL
        Chevron U.S.A., Inc. Project
          Revenue Refunding                                          2.50%       09/01/01           570                570

        NEW MEXICO 2.9%

  +     FARMINGTON POLLUTION CONTROL
        Arizona Public Service Co.
          Revenue Refunding, Series 1994B                            2.55%       09/01/01         2,500              2,500

        NEW YORK 3.2%

  +     LONG ISLAND POWER AUTHORITY
          Electric System Revenue, Series 1998-2B                    2.45%       09/01/01         1,100              1,100
          Electric System Revenue, Subseries 3B                      2.40%       09/01/01         1,400              1,400

  +     NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
          Water & Sewer System Revenue, Series 1994G                 2.45%       09/01/01           300                300
                                                                                                                   -------
                                                                                                                     2,800


See the Financial Notes, which are integral to this information.

SCHWAB LONG-TERM TAX FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of August 31, 2001.

ISSUER
PROJECT                                                                     MATURITY          FACE VALUE          MKT. VALUE
    TYPE OF SECURITY, SERIES                                  RATE            DATE           ($ X  1,000)        ($ X 1,000)
        WYOMING 2.2%

+       UNITA COUNTY
        Amoco Project
          Pollution Control Revenue Refunding                 2.50%         09/01/01             400                  400
        Chevron USA, Inc. Project
          Pollution Control Revenue Refunding                 2.50%         09/01/01           1,500                1,500
                                                                                                                   ------
                                                                                                                    1,900

OTHER INVESTMENT COMPANIES 0.4% of investments

                                                                                                                  MKT. VALUE
SECURITY AND NUMBER OF SHARES                                                                                    ($ X 1,000)

PROVIDENT INSTITUTIONAL FUNDS-
MUNI FUND PORTFOLIO  321,070                                                                                          321


-------------------------------------------------------------------------------

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of August All numbers x 1,000 31 2001 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value                                         $86,991 a
Receivables:
   Fund shares sold                                                      357
   Interest                                                            1,154
Prepaid expenses                                                  +       16
                                                                  ----------
TOTAL ASSETS                                                          88,518

LIABILITIES
------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                   33
   Dividends to shareholders                                              41
   Transfer agent and shareholder service fees                             1
Accrued expenses                                                  +       21
                                                                  ----------
TOTAL LIABILITIES                                                         96

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                         88,518
TOTAL LIABILITIES                                                 -      96
                                                                  ---------
NET ASSETS                                                          $88,422

NET ASSETS BY SOURCE
Capital received from investors                                      87,299
Distributions in excess of net investment income                        (27)
Net realized capital losses                                          (3,193)
Net unrealized capital gains                                          4,343

NET ASSET VALUE (NAV)

                    SHARES
NET ASSETS   /   OUTSTANDING  =   NAV
$88,422             8,133         $10.87

a The fund's amortized cost for these securities was $82,648. Not counting short-term obligations, the fund paid $29,636 for securities during the reporting period, and received $27,099 from securities it sold or that matured. This includes $19,480 in transactions with other SchwabFunds(R).


FEDERAL TAX DATA
------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                            $82,648
NET UNREALIZED GAINS AND LOSSES:
Gains                                                              $ 4,356
Losses                                                         +       (13)
                                                               -----------
                                                                   $ 4,343
UNUSED CAPITAL LOSSES:
Expires 08/31 of:                                              Loss amount
2008                                                               $   703
2009                                                           +     2,253
                                                               -----------
                                                                   $ 2,956

DEFERRED CAPITAL LOSSES                                               $237


See the Financial Notes, which are integral to this information.

SCHWAB LONG TAX-BOND FUND -- FINANCIALS

Statement of
OPERATIONS
For September 1, 2000 through August 31, 2001.  All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                             $4,217

NET REALIZED LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                                (167)

NET UNREALIZED GAINS
------------------------------------------------------------------------------
Net unrealized gains on investments                                   4,998

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               242  a
Transfer agent and shareholder service fees                             202  b
Trustees' fees                                                            8  c
Custodian and portfolio accounting fees                                  56
Professional fees                                                        21
Registration fees                                                        23
Shareholder reports                                                      35
Other expenses                                                    +       9
                                                                  ---------
Total expenses                                                          596
Expense reduction                                                 -     200  d
                                                                  ---------
Net expenses                                                            396

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                               4,217
NET EXPENSES                                                      -     396
                                                                  ---------
NET INVESTMENT INCOME                                                 3,821
NET REALIZED LOSSES                                                    (167) e
NET UNREALIZED GAINS                                              +   4,998  e
                                                                  ---------
INCREASE IN NET ASSETS FROM OPERATIONS                               $8,652

a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $4,831.


See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior reporting periods. All numbers x 1,000.

OPERATIONS
-------------------------------------------------------------------------------
                                      9/1/00-8/31/01         9/1/99-8/31/00
Net investment income                     $3,821                 $4,011
Net realized losses                         (167)                (2,898)
Net unrealized gains                    +  4,998                  3,194
                                        -------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                            8,652                  4,307

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income      $3,828                 $4,005

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                      9/1/00-8/31/01         09/1/99-8/31/00
                                QUANTITY         VALUE    QUANTITY        VALUE
Shares sold                       2,464         $25,967     1,698      $16,746
Shares reinvested                   233           2,447       275        2,708
Shares redeemed               +  (1,954)        (20,514)   (3,467)     (33,906)
                              ------------------------------------------------
NET INCREASE OR DECREASE            743          $7,900    (1,494)    ($14,452)

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                  9/1/00-8/31/01             9/1/99-8/31/00
                              SHARES      NET ASSETS     SHARES      NET ASSETS
Beginning of period            7,390        $75,698       8,884       $89,848
Total increase or
decrease                    +    743         12,724      (1,494)      (14,150) a
                            -------------------------------------------------
END OF PERIOD                  8,133        $88,422       7,390       $75,698 b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes cumulative distributions that exceed net investment income by $27 for the current period and $20 for the prior period.


See the Financial Notes, which are integral to this information.

SCHWAB

CALIFORNIA
SHORT/INTERMEDIATE
TAX-FREE BOND FUND

[PHOTO OF JOANNE LARKIN]

     "The fund slightly lengthened its average maturity and continued to focus on high-rated bonds. We also emphasized highly liquid securities to be able to react quickly to the market."

      Portfolio Manager
      Joanne Larkin


JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in 1992, she worked for more than eight years in fixed income asset management and research.

TICKER SYMBOL                         SWCSX

[GRAPHIC]


                                   INTEREST RATE
                                  SENSITIVITY 1,2
CREDIT QUALITY            SHORT       INTERMED         LONG
 HIGH                     /X/           /  /            / /
 MEDIUM                   / /           /  /            / /
 LOW                      / /           /  /            / /

California taxpayers who are seeking double tax-free income along with the potential for lower volatility may want to consider this fund.

THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION. 3
--------------------------------------------------------------------------------
MANAGER'S PERSPECTIVE

MUNICIPAL SECURITIES OUTPERFORMED MOST OTHER TYPES OF INVESTMENTS DURING THE REPORT PERIOD. Volatility in equity markets and credit worries in corporate bonds caused many investors to turn to muni bonds, driving up demand and prices. Muni prices also received a strong boost from the Fed's interest rate cuts.

ATTRACTED BY LOWER RATES, MUNI ISSUERS BROUGHT MANY NEW BONDS TO MARKET. New muni issuance was up 39% during the first eight months of the year compared with the same period a year earlier. Still, demand kept pace. In July, for example, investors placed more than $2 billion in muni bond funds, the largest one-month figure in over three years. 4

THE FUND SLIGHTLY SHORTENED ITS AVERAGE MATURITY, although as of the end of the report period it remained longer than that of most of its peers. The fund continued to focus on high-rated bonds, and it also emphasized liquid securities to gain the flexibility to react quickly to market shifts.

CALIFORNIA'S ECONOMY SLOWED DURING THE PERIOD. Despite this slowdown, municipal revenue sources continued to remain stable.


1   Source: Morningstar, Inc.

2 Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/01, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration): Low, up to 4.5 years; Medium, more than 4.5 years to less than seven years; High, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3   A portion of income may be subject to the alternative minimum tax (AMT).

4   Source: ICI

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/01

This chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 2.95% 1 and its taxable-equivalent yield was 5.34%. 1,2

[BAR CHART]

                                                           Lehman Brothers
                                                           3-Year Municipal    Peer Group
                                             Fund 1           Bond Index        Average 3
1 YEAR                                        6.95%               8.05%            6.82
5 YEAR                                        5.02%               5.41%            4.64%
INCEPTION: 4/21/93                            4.69%               5.02%              --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

[LINE GRAPH]

                FUND             LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX
   4/21/93     10000                             10000
   4/30/93      9990                              9994
   5/31/93     10037                             10021
   6/30/93     10136                             10085
   7/31/93     10157                             10090
   8/31/93     10257                             10185
   9/30/93     10328                             10229
  10/31/93     10340                             10251
  11/30/93     10310                             10237
  12/31/93     10444                             10345
   1/31/94     10517                             10429
   2/28/94     10372                             10332
   3/31/94     10188                             10207
   4/30/94     10239                             10267
   5/31/94     10272                             10315
   6/30/94     10253                             10318
   7/31/94     10356                             10404
   8/31/94     10390                             10441
   9/30/94     10350                             10415
  10/31/94     10280                             10390
  11/30/94     10167                             10371
  12/31/94     10227                             10416
   1/31/95     10350                             10502
   2/28/95     10503                             10613
   3/31/95     10598                             10708
   4/30/95     10614                             10744
   5/31/95     10826                             10909
   6/30/95     10809                             10935
   7/31/95     10925                             11050
   8/31/95     11030                             11137
   9/30/95     11090                             11168
  10/31/95     11174                             11222
  11/30/95     11256                             11294
  12/31/95     11296                             11341
   1/31/96     11366                             11430
   2/29/96     11358                             11432
   3/31/96     11308                             11404
   4/30/96     11325                             11418
   5/31/96     11332                             11428
   6/30/96     11393                             11497
   7/31/96     11466                             11560
   8/31/96     11483                             11577
   9/30/96     11557                             11648
  10/31/96     11634                             11730
  11/30/96     11742                             11839
  12/31/96     11737                             11845
   1/31/97     11776                             11897
   2/28/97     11837                             11955
   3/31/97     11762                             11893
   4/30/97     11815                             11944
   5/31/97     11916                             12041
   6/30/97     11991                             12112
   7/31/97     12139                             12256
   8/31/97     12120                             12231
   9/30/97     12196                             12319
  10/31/97     12227                             12374
  11/30/97     12268                             12410
  12/31/97     12346                             12494
   1/31/98     12433                             12576
   2/28/98     12459                             12603
   3/31/98     12467                             12623
   4/30/98     12435                             12605
   5/31/98     12540                             12723
   6/30/98     12568                             12766
   7/31/98     12635                             12812
   8/31/98     12749                             12936
   9/30/98     12863                             13019
  10/31/98     12892                             13081
  11/30/98     12931                             13113
  12/31/98     12942                             13144
   1/31/99     13054                             13264
   2/28/99     13054                             13278
   3/31/99     13073                             13290
   4/30/99     13088                             13332
   5/31/99     13067                             13313
   6/30/99     12966                             13233
   7/31/99     13034                             13298
   8/31/99     13024                             13314
   9/30/99     13090                             13364
  10/31/99     13042                             13366
  11/30/99     13108                             13425
  12/31/99     13027                             13403
   1/31/00     13092                             13427
   2/29/00     13145                             13469
   3/31/00     13257                             13537
   4/30/00     13193                             13540
   5/31/00     13238                             13554
   6/30/00     13440                             13726
   7/31/00     13579                             13837
   8/31/00     13717                             13943
   9/30/00     13680                             13947
  10/31/00     13766                             14025
  11/30/00     13810                             14081
  12/31/00     13971                             14239
   1/31/01     14189                             14454
   2/28/01     14189                             14510
   3/31/01     14253                             14612
   4/30/01     14119                             14590
   5/31/01     14290                             14722
   6/30/01     14361                             14789
   7/31/01     14502                             14908
   8/31/01     14670                             15064

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (44.76%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 8/31/01, the total number of funds in the Municipal Short Bond Fund category for the one- and five-year periods was 116 and 79, respectively.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS

TOP TEN HOLDINGS 1 as of 8/31/01

                                                                                                                     PERCENTAGE OF
     SECURITY                                                              RATE               MATURITY DATE          INVESTMENTS
(1)  BAY AREA GOVERNMENT ASSOCIATION Bay Area Rapid Transit
     Capital Grant, Revenue Tax Allocation, Series 1997A-6                 4.50%                06/15/02                 3.6%

(2)  LOS ANGELES UNIFIED SCHOOL DISTRICT
     General Obligation, Series 2000D                                      5.50%                07/01/10                 3.2%

(3)  LONG BEACH HARBOR
     Revenue Refunding, Series 2000A                                       5.50%                05/15/10                 3.1%

(4)  LONG BEACH HARBOR
     Revenue Refunding, Series 1998A                                       5.50%                05/15/05                 3.0%

(5)  CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
     Marshall Hospital,Insured Hospital Revenue, Series 1992A              6.63%                11/01/02                 3.0%

(6)  ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
     Brandeis Hillel Day School Project, Revenue                           3.75%                08/01/06                 2.8%

(7)  WEST & CENTRAL BASIN FINANCING AUTHORITY
     West Basin Project, Revenue Refunding, Series 1993A                   5.30%                08/01/09                 2.7%

(8)  ALAMEDA COUNTY
     Reference & Capital Projects                                          5.00%                12/01/06                 2.7%

(9)  METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA
     Waterworks Revenue, Series 2000B-1                                    2.30%                09/01/01                 2.6%

(10) SANTA CLARA COUNTY FINANCING AUTHORITY
     Multi-Facilities Projects, Lease Revenue, Series 2000B                5.50%                05/15/05                 2.5%
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                                              29.2%

DIVIDENDS PAID in each fiscal year

[BAR CHART]

INCOME DIVIDENDS PER SHARE

1993 yr 2       0.13
1994 yr         0.37
1995 yr         0.42
1996 yr         0.43
1997 yr         0.43
1998 yr         0.41
1999 yr         0.39
2000 yr         0.39
2001 yr         0.4

1  This list is not a recommendation of any security by the adviser.

2  Period from the fund's inception on 4/21/93 through 8/31/93.

COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/01

All figures are shown as a percentage of the fund's investments. Portfolio holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

 1.   99.9%  Municipal Bonds
 2.    0.1%  Other Investment Companies

BY CREDIT QUALITY 1

[PIE CHART]

 1.   57.1%  AAA
 2.   24.7%  AA
 3.   13.6%  A
 4.    2.5%  BBB
 5.    0.5%  Short-Term Ratings
 6.    1.6%  Unrated Securities

BY MATURITY

[PIE CHART]

 1.   15.4% 0-6 Months
 2.   22.9% 7-36 Months
 3.   22.5% 37-60 Months
 4.   39.2% More than 60 Months

FUND FACTS as of 8/31/01

                                                                PEER GROUP
                                                  FUND           AVERAGE 2
------------------------------------------------------------------------------
Number of Issues                                   72              139
------------------------------------------------------------------------------
12-Month Yield                                   3.78% 2          3.93%
------------------------------------------------------------------------------
Weighted Average Rate                            5.20%            5.38%
------------------------------------------------------------------------------
Weighted Average Maturity                        4.3 yrs          3.1 yrs
------------------------------------------------------------------------------
Weighted Average Duration                        3.9 yrs          2.9 yrs
------------------------------------------------------------------------------
Weighted Average Credit Quality                   AA                AA
------------------------------------------------------------------------------

[LINE GRAPH]

EXPENSE RATIO as of 8/31/01
FUND                                 0.49%
PEER GROUP AVERAGE                   0.86% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/01, the total number of funds in the Municipal Short Bond Fund category for the one- and five-year periods was 116 and 79, respectively.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND-FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------
                                                9/1/00-    9/1/99-     9/1/98-    9/1/97-   9/1/96-
                                                8/31/01    8/31/00     8/31/99    8/31/98   8/31/97
---------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of period           10.22      10.09       10.26      10.16     10.04
                                                ---------------------------------------------------
Income from investment operations:
  Net investment income                           0.40       0.39        0.39       0.41      0.43
  Net realized and unrealized gains or losses     0.29       0.13       (0.17)      0.11      0.12
                                                ---------------------------------------------------
  Total income from investment operations         0.69       0.52        0.22       0.52      0.55
Less distributions:
  Dividends from net investment income           (0.40)     (0.39)      (0.39)     (0.42)    (0.43)
                                                ---------------------------------------------------
Net asset value at end of period                 10.51      10.22       10.09      10.26     10.16
                                                ===================================================
Total return (%)                                  6.95       5.32        2.16       5.19      5.54

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                              0.49       0.49 1      0.49       0.49      0.49
Expense reductions reflected in above ratio       0.18       0.21        0.28       0.30      0.40
Ratio of net investment income to
  average net assets                              3.83       3.91        3.81       4.02      4.21
Portfolio turnover rate                             30         42           7          8        23
Net assets, end of period ($ x 1,000,000)          145        124         126         96        59


1  Would have been 0.50% if non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of August 31, 2001.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

 (1)   Top ten holding
  +    Credit-enhanced security
  o    Certificate of Participation

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the legal stated maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

 99.9%  MUNICIPAL BONDS
        Market Value: $142,454
        Cost: $137,871
  0.1%  OTHER INVESTMENT COMPANIES
        Market Value: $75
        Cost: $75
----------------------------------
100.0%  TOTAL INVESTMENTS
        Market Value: $142,529
        Cost: $137,946

MUNICIPAL BONDS 99.9% of investments

ISSUER
PROJECT                                                                           MATURITY        FACE VALUE         MKT. VALUE
     TYPE OF SECURITY, SERIES                                         RATE          DATE         ($ X 1,000)        ($ X 1,000)
-------------------------------------------------------------------------------------------------------------------------------
        FIXED-RATE OBLIGATIONS 90.4%

        CALIFORNIA 85.7%

+(6)    ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
        Brandeis Hillel Day School Project
          Revenue                                                     3.75%       08/01/06          4,000              4,025

+       ADELANTO PUBLIC UTILITY AUTHORITY
        Utility System Project
          Revenue, Series 2000A                                       4.45%       11/01/01          2,375              2,381

+o(8)   ALAMEDA COUNTY
        Reference & Capital Projects                                  5.00%       12/01/06          3,480              3,820
        ALAMEDA PUBLIC FINANCING AUTHORITY
          Revenue                                                     4.85%       09/02/06          2,140              2,155

+(1)    BAY AREA GOVERNMENT ASSOCIATION
        Bay Area Rapid Transit Capital Grant
          Revenue Tax Allocation, Series 1997A-6                      4.50%       06/15/02          5,000              5,079

+       CALIFORNIA
          General Obligation                                          5.50%       12/01/11          1,665              1,900
        CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
        Loyola Marymount University
          Revenue, Series 1992B                                       6.60%       10/01/02          1,450              1,544
        Mills College
          Revenue, Series 1992                                        6.88%       09/01/02            500                532

+       POOLED COLLEGE & University Projects
          Revenue, Series 1997A                                       5.05%       04/01/05          1,010              1,086


See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of August 31, 2001.

        ISSUER
        PROJECT                                                                     MATURITY       FACE VALUE          MKT. VALUE
           TYPE OF SECURITY, SERIES                                      RATE         DATE         ($ X 1,000)        ($ X 1,000)
  +     University of San Diego
          Revenue Refunding                                              4.50%      10/01/02          1,000              1,022

        CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
        Catholic Health Care West
          Insured Revenue, Series 1997A                                  5.00%      07/01/03          2,000              2,086
        Kaiser Permanente Hospital
          Revenue, Series 1998B                                          5.00%      10/01/08          2,500              2,648
+(5)    Marshall Hospital
          Insured Hospital Revenue, Series 1992A                         6.63%      11/01/02          4,000              4,274

        CALIFORNIA PUBLIC WORKS BOARD
          Energy Effeciency Revenue Refunding, Series 1998B              4.00%      09/01/06          1,155              1,210
        Department of Corrections State Prisons Imperial County
          Lease Revenue Refunding, Series 1998B                          4.50%      09/01/05          3,000              3,189
        Regents University of California
          Lease Revenue Refunding, Series 1998A                          5.25%      12/01/07          2,000              2,206
  +     Various Universities of California Projects
          Lease Revenue, Series 1992A                                    6.40%      12/01/02          2,000              2,139

        CALIFORNIA STATEWIDE COMMUNITY DEVELOPMENT AUTHORITY
  +     Sherman Oaks Project
          Revenue Refunding, Series 1998A                                5.00%      08/01/06          2,500              2,724
  o     St. Joseph Health Systems Group
          Series 1994                                                    6.50%      07/01/04          2,000              2,255
          Series 1997                                                    5.00%      07/01/04            750                782
  o     The Internext Group                                              4.13%      04/01/04          3,500              3,504

  +     EL DORADO COUNTY PUBLIC AGENCY FINANCE AUTHORITY
          Revenue                                                        5.60%      02/15/12          3,000              3,280

        FAIRFIELD
          Tax & Revenue Anticipation                                     5.25%      09/28/01            650                651

  +     FONTANA
        Senior Community Facilities District No. 2-A
          Special Tax Refunding, Series 1998                             4.10%      09/01/04          1,120              1,167

        FREMONT UNIFIED HIGH SCHOOL DISTRICT OF SANTA CLARA COUNTY
          General Obligation, Series 2000B                               5.75%      09/01/08          1,520              1,744

        FRESNO
  +     Community Facilities District No. 3
          Special Tax, Series 1998                                       4.75%      09/01/05          1,300              1,308
        Holy Cross Health System--St. Agnes Medical Center
          Health Facility Revenue, Series 1991                           6.50%      06/01/02            550                578

        HUNTINGTON BEACH
        Huntington Village
          Multi-Family Housing Revenue, Series 2000A                     4.80%      09/01/07          2,970              2,974

  +     INGLEWOOD REDEVELOPEMENT AGENCY
        Merged Redeveloped Project
          Tax Allocation Refunding, Series 1998A                         3.88%      05/01/05            525                544

  +     INTERMODAL CONTAINER TRANSFER FACILITY JOINT POWERS AUTHORITY
          Revenue Refunding, Series 1999A                                5.00%      11/01/08          1,210              1,334
          Revenue Refunding, Series 1999A                                5.00%      11/01/09          1,375              1,513


See the Financial Notes, which are integral to this information.

        ISSUER
        PROJECT                                                                      MATURITY       FACE VALUE         MKT.VALUE
              TYPE OF SECURITY, SERIES                                    RATE         DATE        ($ X 1,000)        ($ X 1,000)
        LONG BEACH HARBOR
+(4)      Revenue Refunding, Series 1998A                                 5.50%      05/15/05         3,985              4,320
 (3)      Revenue Refunding, Series 2000A                                 5.50%      05/15/10         4,000              4,446

 +o     LOS ANGELES
        American Academy of Dramatic Arts
          Series 2000A                                                    4.70%      11/01/05         1,300              1,390

  +     LOS ANGELES COMMUNITY REDEVELOPMENT POOLED FINANCING AUTHORITY
        Beacon Street Project
          Revenue Refunding, Series 1998F                                 5.00%      09/01/07           810                890
        Monterey Project
          Revenue Refunding, Series 1998E                                 5.00%      09/01/07         1,570              1,726

        LOS ANGELES COUNTY TRANSPORTATION COMMISSION
        Proposition C
          Sales Tax Revenue, Second Series 1992A                          6.20%      07/01/04         3,000              3,281

      LOS ANGELES STATE BUILDING AUTHORITY
        California Department of General Services
          Lease Revenue Refunding, Series 1995A                           5.60%      05/01/04         1,000              1,071

 (2)    LOS ANGELES UNIFIED SCHOOL DISTRICT
          General Obligation, Series 2000D                                5.50%      07/01/10         4,000              4,515

  +     NORTHERN CALIFORNIA POWER AGENCY
        Geothermal Project No. 3
          Public Power Revenue, Series 1993A                              5.60%      07/01/06         2,000              2,241

  +     OCEANSIDE COMMUNITY DEVELOPMENT COMMISSION
        Vista del Ora Rental Housing Project
          Multi-Family Revenue Refunding, Series 2001A                    4.45%      04/01/11         1,250              1,281

 +o     ORANGE COUNTY RECOVERY
          Series 1996A                                                    6.00%      07/01/08         3,000              3,467

  +     RANCHO WATER DISTRICT FINANCING AUTHORITY
          Revenue                                                         4.70%      09/15/01         2,500              2,501
          Revenue                                                         5.88%      11/01/10         1,500              1,677

 +o     RIM OF THE WORLD UNIFIED SCHOOL DISTRICT
        Measure V Capital Improvement Projects
          Series 1992                                                     5.90%      09/01/01         1,490              1,490

  +     SAN BERNARDINO
        Alta Park Mountain Vista Apartments
          Multi-Family Housing Revenue Refunding, Series 2001A            4.45%      05/01/11         1,300              1,314

  +     SAN FRANCISCO BAY AREA TRANSIT FINANCING AUTHORITY
          Bridge Toll Revenue, Series 1999                                5.00%      02/01/07           500                534

  +     SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION
          International Airport Revenue, 2nd Series--Issue 15A            5.50%      05/01/09         2,000              2,237

  +     SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC
        Auxiliary Organization
          Student Housing Revenue                                         4.30%      07/01/05           540                559
          Student Housing Revenue                                         5.00%      07/01/08           400                428

  +     SAN JOAQUIN AREA FLOOD CONTROL AGENCY
        Improvement Bond Act 1915
          Flood Protection Restoration Assessment, Series 1996            5.10%      09/02/03         1,305              1,361

See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

     PORTFOLIO HOLDINGS Continued
     As of August 31, 2001.

     ISSUER
     PROJECT                                                                       MATURITY        FACE VALUE        MKT. VALUE
     TYPE OF SECURITY, SERIES                                          RATE          DATE          ($ X 1,000)       ($ X 1,000)
        SAN JOSE FINANCING AUTHORITY
        Convention Center Project
          Revenue Refunding, Series 1993C                              5.90%       09/01/04          2,500              2,550

+       SANTA CLARA COUNTY FINANCING AUTHORITY
(10)    Multi-Facilities Projects
          Lease Revenue, Series 2000B                                  5.50%       05/15/05          3,290              3,585
        VMC Facility Replacement Project
          Lease Revenue, Series 1994A                                  7.75%       11/15/10          1,000              1,302

        SANTA MONICA WASTEWATER ENTERPRISE
        Hyperion Project
          Revenue, Series 1991A                                        6.25%       01/01/02          1,250              1,290

+       SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY
        San Juan Power Project Unit 3
          Power Revenue, Series 1993A                                  5.00%       01/01/04          1,600              1,681

+       WEST & CENTRAL BASIN FINANCING AUTHORITY
          Revenue Refunding                                            6.13%       08/01/02          1,425              1,502

(7)     West Basin Project
          Revenue Refunding, Series 1993A                              5.30%       08/01/09          3,665              3,866
                                                                                                                     --------
                                                                                                                      122,159

        PUERTO RICO 4.7%

+       PUERTO RICO COMMONWEALTH AQUEDUCT & SEWERAGE AUTHORITY
          Revenue Refunding                                            6.00%       07/01/06          3,000              3,385

+       PUERTO RICO ELECTRIC POWER AUTHORITY
          Revenue Refunding, Series 1997CC                             5.50%       07/01/08          3,000              3,350
                                                                                                                     --------
                                                                                                                        6,735
        VARIABLE RATE OBLIGATIONS 9.5%
-----------------------------------------------------------------------------------------------------------------------------
        CALIFORNIA 9.5%

+       CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
        Shell Martinez Refining Project
          Solid Waste Disposal Revenue, Series 1996A                   2.35%       09/01/01            800                800

+       IRVINE RANCH IMPROVEMENT BOND ACT 1915
        Assessment District No. 94-13
          Special Assessment                                           2.35%       09/01/01            910                910
        Assessment District No. 97-16
          Special Assessment                                           2.35%       09/01/01            500                500

+       IRVINE RANCH WATER DISTRICT
          Consolidated Revenue                                         2.35%       09/01/01             50                 50
          Consolidated Revenue Refunding, Series 1985B                 2.30%       09/01/01          1,300              1,300
        Districts 140, 240, 105 & 250
          General Obligation                                           2.35%       09/01/01          1,300              1,300
        Districts 105, 140, 240 & 250
          General Obligation, Series 1995                              2.30%       09/01/01            950                950

+(9)    METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA
          Waterworks Revenue, Series 2000B-1                           2.30%       09/01/01          3,650              3,650


See the Financial Notes, which are integral to this information.

ISSUER
PROJECT                                                                         MATURITY          FACE VALUE          MKT.VALUE
TYPE OF SECURITY, SERIES                                            RATE          DATE           ($ X 1,000)        ($ X 1,000)

+o      ORANGE COUNTY SANITATION DISTRICT
          Series 2000A                                              2.35%       09/01/01             750                750
        Districts 1-3, 5-7 & 11
          Refunding                                                 2.35%       09/01/01           2,250              2,250

+       WESTERN RIVERSIDE COUNTY REGIONAL WASTEWATER AUTHORITY
        Regulated Wastewater Treatment Project
          Revenue                                                   2.35%       09/01/01           1,100              1,100
                                                                                                                    -------
                                                                                                                     13,560

OTHER INVESTMENT COMPANIES 0.1% of investments

                                                                     MKT. VALUE
SECURITY AND NUMBER OF SHARES                                       ($ X 1,000)
Provident Institutional Funds-
California Money Fund Portfolio    74,751                                75


================================================================================

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of August 31, 2001. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value                                         $142,529 a
Receivables:
  Fund shares sold                                                        333
  Interest                                                              1,798
Prepaid expenses                                                  +         1
                                                                  -----------
TOTAL ASSETS                                                          144,661

LIABILITIES
-------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                      5
  Dividends to shareholders                                                54
  Investment adviser and administrator fees                                 1
  Transfer agent and shareholder service fees                               2
Accrued expenses                                                  +        29
                                                                  -----------
TOTAL LIABILITIES                                                          91

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                          144,661
TOTAL LIABILITIES                                                 -        91
                                                                  -----------
NET ASSETS                                                           $144,570

NET ASSETS BY SOURCE
Capital received from investors                                       140,590
Distributions in excess of net investment income                          (37)
Net realized capital losses                                              (566)
Net unrealized capital gains                                            4,583

NET ASSET VALUE (NAV)

              SHARES
NET ASSETS /  OUTSTANDING  =  NAV
$144,570      13,749          $10.51

a The fund's amortized cost for these securities was $137,946. Not counting short-term obligations, the fund paid $47,012 for securities during the reporting period, and received $38,748 from securities it sold or that matured. This includes $45,806 in transactions with other SchwabFunds(R).

FEDERAL TAX DATA
-------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                              $137,946
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                $  4,619
Losses                                                            +       (36)
                                                                  -----------
                                                                     $  4,583

UNUSED CAPITAL LOSSES:
Expires 08/31 of:                                                 Loss amount
  2004                                                               $    539
  2008                                                            +        27
                                                                  -----------
                                                                     $    566

See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For September 1, 2000 through August 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
----------------------------------------------------------------------------
Interest                                                              $5,867

NET REALIZED GAINS
----------------------------------------------------------------------------
Net realized gains on investments sold                                   248

NET UNREALIZED GAINS
----------------------------------------------------------------------------
Net unrealized gains on investments                                    3,705

EXPENSES
----------------------------------------------------------------------------
Investment adviser and administrator fees                                407  a
Transfer agent and shareholder service fees                              340  b
Trustees' fees                                                             8  c
Custodian and portfolio accounting fees                                   79
Professional fees                                                         24
Registration fees                                                          6
Shareholder reports                                                       27
Other expenses                                                     +      13
                                                                   ---------
Total expenses                                                           904
Expense reduction                                                  -     239  d
                                                                   ---------
NET EXPENSES                                                             665

INCREASE IN NET ASSETS FROM OPERATIONS
----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                5,867
NET EXPENSES                                                       -     665
NET INVESTMENT INCOME                                                  5,202
NET REALIZED GAINS                                                       248  e
NET UNREALIZED GAINS                                               +   3,705  e
                                                                   ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                $9,155


a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $3,953.


See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND-FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior reporting periods. All numbers x 1,000.

OPERATIONS
-------------------------------------------------------------------------------
                                         9/1/00-8/31/01        9/1/99-8/31/00
Net investment income                       $5,202                 $4,596
Net realized gains or losses                   248                    (50)
Net unrealized gains                      +  3,705                  1,514
                                          -------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS       9,155                  6,060

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income        $5,214                 $4,593

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                       9/1/00-8/31/01        9/1/99-8/31/00
                                 QUANTITY         VALUE    QUANTITY      VALUE
Shares sold                        5,830        $60,109     5,558      $55,787
Shares reinvested                    378          3,901       347        3,489
Shares redeemed                +  (4,548)       (46,945)   (6,276)     (62,877)
                               -----------------------------------------------
NET INCREASE OR DECREASE           1,660        $17,065      (371)     ($3,601)

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                   9/1/00-8/31/01          9/1/99-8/31/00
                               SHARES      NET ASSETS   SHARES     NET ASSETS
Beginning of period            12,089       $123,564    12,460     $125,698
Total increase or
decrease                      + 1,660         21,006      (371)      (2,134)  a
                              ------------------------------------------------
END OF PERIOD                  13,749       $144,570    12,089     $123,564   b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus total distributions paid.

b Includes cumulative distributions that exceed net investment income by $37 for the current period and $25 for the prior period.


See the Financial Notes, which are integral to this information.

SCHWAB

CALIFORNIA LONG-TERM
TAX-FREE BOND FUND

[PHOTO OF JOANNE LARKIN]

     "Despite possible further economic declines, the stability of typical municipal revenue sources make the Fund's holdings consistent investments."

      Portfolio Manager
      Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in 1992, she worked for more than eight years in fixed income asset management and research.

TICKER SYMBOL      SXCAX

                           INTEREST RATE SENSITIVITY 1, 2
CREDIT QUALITY 1,2        SHORT        INTERMED       LONG
HIGH                      / /            / /          /X/
MEDIUM                    / /            / /          / /
LOW                       / /            / /          / /

This fund is designed for California taxpayers who want double tax-free income and can accept higher risk in exchange for potentially higher long-term returns.

THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION. 3

MANAGER'S PERSPECTIVE

MUNICIPAL SECURITIES OUTPERFORMED MOST OTHER TYPES OF INVESTMENTS DURING THE REPORT PERIOD. Volatility in equity markets and credit worries in corporate bonds caused many investors to turn to muni bonds, driving up demand and prices. Muni prices have also received a strong boost from the Fed's interest rate cuts.

ATTRACTED BY LOWER RATES, MUNI ISSUERS BROUGHT MANY NEW BONDS TO MARKET. New muni issuance was up 39% during the eight months of the year compared with the same period a year earlier. Still, demand kept pace. In July, for example, investors placed more than $2 billion in muni bond funds, the largest one-month figure in over three years. 4

THE FUND SLIGHTLY SHORTENED ITS AVERAGE MATURITY, although as of the end of the report period it remained longer than that of most of its peers. The fund continued to focus on high-rated bonds, and it also emphasized liquid securities to gain the flexibility to react quickly to market shifts.

CALIFORNIA'S ECONOMY SLOWED DURING THE PERIOD. Despite this slowdown, municipal revenue sources continued to remain stable.


1  Source: Morningstar, Inc.

2 Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories:
   Sensitivity (measured as duration): Low, up to 4.5 years; Medium, more than
   4.5 years to less than seven years; High, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3  A portion of income may be subject to the alternative minimum tax (AMT).

4  Source: ICI

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/01

This chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal California Long Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.73% 1 and its taxable-equivalent yield was 8.56%. 1,2


[BAR CHART]

                                                           Lehman Brothers
                                                          General Municipal    Peer Group
                                             Fund 1           Bond Index        Average 3
1 YEAR                                       10.38%              10.19%             9.3%
5 YEAR                                        6.98%               7.01%            6.23%
INCEPTION: 4/21/93                            7.08%               7.06%              --


PERFORMANCE OF A $10,000 INVESTMENT


Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

             Fund             Lehman Brothers 3-Year Municipal Bond Index
    --------------------      -------------------------------------------
     4/21/93       10000                                           10000
     4/30/93        9990                                            9994
     5/31/93       10037                                           10021
     6/30/93       10136                                           10085
     7/31/93       10157                                           10090
     8/31/93       10257                                           10185
     9/30/93       10328                                           10229
    10/31/93       10340                                           10251
    11/30/93       10310                                           10237
    12/31/93       10444                                           10345
     1/31/94       10517                                           10429
     2/28/94       10372                                           10332
     3/31/94       10188                                           10207
     4/30/94       10239                                           10267
     5/31/94       10272                                           10315
     6/30/94       10253                                           10318
     7/31/94       10356                                           10404
     8/31/94       10390                                           10441
     9/30/94       10350                                           10415
    10/31/94       10280                                           10390
    11/30/94       10167                                           10371
    12/31/94       10227                                           10416
     1/31/95       10350                                           10502
     2/28/95       10503                                           10613
     3/31/95       10598                                           10708
     4/30/95       10614                                           10744
     5/31/95       10826                                           10909
     6/30/95       10809                                           10935
     7/31/95       10925                                           11050
     8/31/95       11030                                           11137
     9/30/95       11090                                           11168
    10/31/95       11174                                           11222
    11/30/95       11256                                           11294
    12/31/95       11296                                           11341
     1/31/96       11366                                           11430
     2/29/96       11358                                           11432
     3/31/96       11308                                           11404
     4/30/96       11325                                           11418
     5/31/96       11332                                           11428
     6/30/96       11393                                           11497
     7/31/96       11466                                           11560
     8/31/96       11483                                           11577
     9/30/96       11557                                           11648
    10/31/96       11634                                           11730
    11/30/96       11742                                           11839
    12/31/96       11737                                           11845
     1/31/97       11776                                           11897
     2/28/97       11837                                           11955
     3/31/97       11762                                           11893
     4/30/97       11815                                           11944
     5/31/97       11916                                           12041
     6/30/97       11991                                           12112
     7/31/97       12139                                           12256
     8/31/97       12120                                           12231
     9/30/97       12196                                           12319
    10/31/97       12227                                           12374
    11/30/97       12268                                           12410
    12/31/97       12346                                           12494
     1/31/98       12433                                           12576
     2/28/98       12459                                           12603
     3/31/98       12467                                           12623
     4/30/98       12435                                           12605
     5/31/98       12540                                           12723
     6/30/98       12568                                           12766
     7/31/98       12635                                           12812
     8/31/98       12749                                           12936
     9/30/98       12863                                           13019
    10/31/98       12892                                           13081
    11/30/98       12931                                           13113
    12/31/98       12942                                           13144
     1/31/99       13054                                           13264
     2/28/99       13054                                           13278
     3/31/99       13073                                           13290
     4/30/99       13088                                           13332
     5/31/99       13067                                           13313
     6/30/99       12966                                           13233
     7/31/99       13034                                           13298
     8/31/99       13024                                           13314
     9/30/99       13090                                           13364
    10/31/99       13042                                           13366
    11/30/99       13108                                           13425
    12/31/99       13027                                           13403
     1/31/00       13092                                           13427
     2/29/00       13145                                           13469
     3/31/00       13257                                           13537
     4/30/00       13193                                           13540
     5/31/00       13238                                           13554
     6/30/00       13440                                           13726
     7/31/00       13579                                           13837
     8/31/00       13717                                           13943
     9/30/00       13680                                           13947
    10/31/00       13766                                           14025
    11/30/00       13810                                           14081
    12/31/00       13971                                           14239
     1/31/01       14189                                           14454
     2/28/01       14189                                           14510
     3/31/01       14253                                           14612
     4/30/01       14119                                           14590
     5/31/01       14290                                           14722
     6/30/01       14361                                           14789
     7/31/01       14502                                           14908
     8/31/01       14670                                           15064

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (44.76%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 8/31/01, the total number of funds in the Municipal California Long Bond Fund category for the one- and five-year periods was 118 and 92, respectively.

FUND FACTS

TOP TEN HOLDINGS 1 AS OF 8/31/01

                                                                                             PERCENTAGE OF
    SECURITY                                                        RATE     MATURITY DATE    INVESTMENTS
----------------------------------------------------------------------------------------------------------
(1) SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
    Special Tax Revenue, Series 1999A                               5.25%      08/15/18           3.1%

(2) SANTA ANA UNIFIED SCHOOL DISTRICT
    General Obligation                                              5.70%      08/01/29           3.1%

(3) CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
    Children's Hospital of San Diego, Insured Hospital
    Revenue Refunding, Series 1996                                  5.38%      07/01/16           2.7%

(4) MENLO PARK COMMUNITY DEVELOPMENT AGENCY
    Las Pulgas Community Development Project, Tax Allocation        5.55%      06/01/30           2.6%

(5) FOOTHILL EASTERN CORRIDOR AGENCY
    Toll Road Revenue Refunding                                     5.13%      01/15/19           2.5%

(6) CALIFORNIA
    General Obligation                                              5.25%      09/01/30           2.5%

(7) LOS ANGELES COUNTY
    Antelope Valley Courthouse, Series 2000A                        5.25%      11/01/27           2.5%

(8) CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
    Revenue                                                         5.25%      06/01/30           2.5%

(9) CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
    Kaiser Permanente Hospital, Revenue, Series 1998B               5.00%      10/01/18           2.4%

(10)LOS ANGELES COMMUNITY COLLEGE DISTRICT
    General Obligation, Series A                                    5.00%      06/01/26           2.4%
---------------------------------------------------------------------------------------------------------
    TOTAL                                                                                        26.3%


DIVIDENDS PAID IN EACH FISCAL YEAR

[BAR CHART]

1992 yr 2                     0.51
1993 yr 3                     0.38
1994 yr                       0.56
1995 yr                       0.56
1996 yr                       0.57
1997 yr                       0.56
1998 yr                       0.55
1999 yr                       0.54
2000 yr                       0.55
2001 yr                       0.55

1 This list is not a recommendation of any security by the adviser.

2 Period from the fund's inception on 2/24/92 through 12/31/92.

3 For the eight-month period ended 8/31/93.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND


FUND FACTS Continued

COMPOSITION OF THE FUND'S PORTFOLIO AS OF 8/31/01

All figures are shown as a percentage of the fund's investments. Portfolio holdings may have changed since the report date.


BY SECURITY TYPE

[PIE CHART]

1.        100.0%        Municipal Bonds


BY CREDIT QUALITY 1

[PIE CHART]

1.        66.6%        AAA
2.        14.4%        AA
3.        11.3%        A
4.         7.7%        BBB


BY MATURITY

[PIE CHART]

1.         3.7%        0-1 Year
2.         5.5%        2-10 Years
3.        37.5%        11-20 Years
4.        45.9%        21-30 Years
5.         7.4%        More than 30 Years

FUND FACTS AS OF 8/31/01

                                                                    PEER GROUP
                                                 FUND                AVERAGE 2
-------------------------------------------------------------------------------
Number of Issues                                  89                   145
-------------------------------------------------------------------------------
12-Month Yield                                  4.73% 2               4.37%
-------------------------------------------------------------------------------
Weighted Average Rate                           5.50%                 5.36%
-------------------------------------------------------------------------------
Weighted Average Maturity                       21.0 yrs              20.6 yrs
-------------------------------------------------------------------------------
Weighted Average Duration                       11.9 yrs               8.8 yrs
-------------------------------------------------------------------------------
Weighted Average Credit Quality                   AA                    AA
-------------------------------------------------------------------------------


[BAR CHART]

EXPENSE RATIO AS OF 8/31/01

FUND                                           0.49%
PEER GROUP AVERAGE                             1.11% 2


1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/01, the total number of funds in the Municipal California Long Bond Fund category for the one- and five-year periods was 118 and 92, respectively.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                        9/1/00-      9/1/99-       9/1/98-      9/1/97-      9/1/96-
                                                        8/31/01      8/31/00       8/31/99      8/31/98      8/31/97
--------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   11.06         10.82        11.52        11.10        10.63
                                                        ------------------------------------------------------------
Income from investment operations:
     Net investment income                                0.55          0.55         0.54         0.54         0.56
     Net realized and unrealized gains or losses          0.57          0.24        (0.70)        0.43         0.47
                                                        ------------------------------------------------------------
     Total income or loss from investment operations      1.12          0.79        (0.16)        0.97         1.03
Less distributions:
     Dividends from net investment income                (0.55)        (0.55)       (0.54)       (0.55)       (0.56)
                                                        ------------------------------------------------------------
Net asset value at end of period                         11.63         11.06        10.82        11.52        11.10
                                                        ============================================================
Total return (%)                                         10.38          7.67        (1.57)        8.96         9.95

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                      0.49          0.49 1       0.49         0.49         0.49
Expense reductions reflected in above ratio               0.16          0.19         0.26         0.27         0.33
Ratio of net investment income to
  average net assets                                      4.86          5.19         4.69         4.79         5.17
Portfolio turnover rate                                     37            36           55           28           35
Net assets, end of period ($ x 1,000,000)                  215           179          202          190          125

1 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS
As of August 31, 2001.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)   Top ten holding
 +    Credit-enhanced security
 o    Certificate of Participation

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the legal stated maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.0%         MUNICIPAL BONDS
               Market Value $207,856
               Cost: $195,723

               OTHER INVESTMENT COMPANIES
               Market Value: $53
               Cost: $53
-----------------------------------------
100.0%         TOTAL INVESTMENTS
               Market Value: $207,909
               Cost: $195,776


MUNICIPAL BONDS 100.0% of investments

ISSUER
PROJECT                                                                        MATURITY    FACE VALUE    MKT. VALUE
     TYPE OF SECURITY, SERIES                                       RATE         DATE      ($ x 1,000)   ($ x 1,000)
FIXED-RATE OBLIGATIONS 96.3%
--------------------------------------------------------------------------------------------------------------------
    CALIFORNIA 96.3%

     ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
  +  Brandeis Hillel Day School Project
       Revenue                                                      3.75%      08/01/31       1,700         1,710
 +o  Lytton Gardens, Inc.
       Insured Revenue                                              6.00%      02/15/30       3,000         3,136
     Schools of Sacred Heart
       Revenue, Series 2000A                                        6.45%      06/01/30       1,500         1,630
  +  ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY
       Senior Lien Revenue, Series 1999A                            5.13%      10/01/16       1,170         1,248
  o  ALAMEDA COUNTY
     Alameda Medical Center Project
       Series 1998                                                  5.38%      06/01/18       3,400         3,606
  +  BAY AREA GOVERNMENT ASSOCIATION
     Redevelopment Agency Pool
       Revenue Tax Allocation, Series 1997A-6                       5.25%      12/15/17       1,200         1,283
  +  BISHOP UNION HIGH SCHOOL DISTRICT
       Joint General Obligation                                     5.50%      08/01/25       1,175         1,253
  +  BREA OLINDA UNIFIED SCHOOL DISTRICT
       General Obligation, Series 1999A                             5.60%      08/01/20       1,000         1,093
+(6) CALIFORNIA
      General Obligation                                            5.25%      09/01/30       5,000         5,166

See the Financial Notes, which are integral to this information.

     ISSUER
     PROJECT                                                                  MATURITY    FACE VALUE     MKT. VALUE
        TYPE OF SECURITY, SERIES                                   RATE         DATE      ($ x 1,000)   ($ x 1,000)
     CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
       Revenue                                                     5.75%      06/01/25       1,800         1,821
     Pepperdine University
       Revenue                                                     5.75%      09/15/30       3,000         3,266
     Santa Clara University
       Revenue Refunding                                           5.25%      09/01/26       2,330         2,457
  +  St. Mary's College of California Project
       Revenue, Series 2001A                                       5.13%      10/01/26       1,560         1,596
       Revenue, Series 2001A                                       5.13%      10/01/31       1,000         1,021
     University of Southern California
       Revenue                                                     5.50%      10/01/27       4,570         4,867

     CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
     Cedars Sinai Medical Center
       Revenue, Series 1999A                                       6.13%      12/01/19       2,750         2,973
+(3) Children's Hospital of San Diego
       Insured Hospital Revenue Refunding, Series 1996             5.38%      07/01/16       5,180         5,516
 (9) Kaiser Permanente Hospital
       Revenue, Series 1998B                                       5.00%      10/01/18       5,000         5,062

     CALIFORNIA HOUSING FINANCE AGENCY
       Home Mortgage Revenue, Series 1994G                         7.20%      08/01/14       3,000         3,165
  +    Home Mortgage Revenue, Series 1995L                         5.90%      08/01/17       1,000         1,051
       Multi-Unit Rental Housing Revenue, Series 1992B-II          6.70%      08/01/15       1,000         1,037
  +    Revenue, Series 1995J                                       6.00%      08/01/17       3,000         3,150

+(8) CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
       Revenue                                                     5.25%      06/01/30       5,000         5,145

     CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
  o  Cedars-Sinai Medical Center
       Hospital Revenue                                            6.50%      08/01/15       1,250         1,297
  +  Sunnyside Vermont
       Revenue, Series 2001A                                       7.00%      04/20/36       4,000         4,546
  o  The Internext Group                                           5.38%      04/01/17       5,000         5,043

  +  COLTON PUBLIC FINANCING AUTHORITY
       Special Tax Revenue, Series 1996                            5.45%      09/01/19       3,020         3,209

     EAST BAY MUNICIPAL UTILITY DISTRICT
       Water System Revenue, Series 1998                           5.25%      06/01/19       2,600         2,739

 +o  ESCONDIDO
       Revenue, Series 2000A                                       6.00%      09/01/31       2,000         2,227

+(5) FOOTHILL EASTERN CORRIDOR AGENCY
       Toll Road Revenue Refunding                                 5.13%      01/15/19       5,000         5,232

  +  HUNTINGTON BEACH PUBLIC FINANCING AUTHORITY
     Capital Improvement Project
       Lease Revenue, Series 2000A                                 5.50%      09/01/20       1,500         1,610

 +o  IMPERIAL
     Wastewater Treatment Facility Project
       Refunding                                                   5.00%      10/15/20       2,500         2,592

  +  INGLEWOOD REDEVELOPMENT AGENCY
     Merged Redevelopment Project
       Tax Allocation, Series 1998A                                5.25%      05/01/16       1,000         1,105


See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of August 31, 2001.

     ISSUER
     PROJECT                                                                   MATURITY    FACE VALUE    MKT. VALUE
        TYPE OF SECURITY, SERIES                                       RATE      DATE      ($ x 1,000)   ($ x 1,000)
   +  LONG BEACH BOND FINANCE AUTHORITY
      Aquarium of The South Pacific Project
        Lease Revenue Refunding                                       5.00%     11/01/26      3,000         3,033

   +  LOS ANGELES HARBOR DEPARTMENT
        Revenue Refunding, Series 2001A                               5.00%     08/01/25      3,500         3,538

+(10) LOS ANGELES COMMUNITY COLLEGE DISTRICT
        General Obligation, Series A                                  5.00%     06/01/26      5,000         5,047

+o(7) LOS ANGELES COUNTY
      Antelope Valley Courthouse
        Series 2000A                                                  5.25%     11/01/27      5,000         5,153

      LOS ANGELES DEPARTMENT OF WATER & POWER
        Electric Plant Revenue                                        6.00%     01/15/11        865           924

 +(4) MENLO PARK COMMUNITY DEVELOPMENT AGENCY
      Las Pulgas Community Development Project
        Tax Allocation                                                5.55%     06/01/30      5,000         5,337

   +  MODESTO PUBLIC FINANCING AUTHORITY
      Capital Imports & Refining Project
        Lease Revenue                                                 5.13%     09/01/20      3,740         3,870

   +  NORTHERN CALIFORNIA POWER AGENCY
        Multiple Capital Facilities Revenue, Series 1992A             6.50%     08/01/12      1,875         1,978

      OAKLAND JOINT POWERS FINANCING AUTHORITY
        Reassessment Revenue                                          5.50%     09/02/24        995         1,031

   o  OCEANSIDE BUILDING AUTHORITY
        Refunding, Series 1993A                                       6.38%     04/01/12      1,250         1,331

   +  OXNARD FINANCING AUTHORITY
        Water Revenue Refunding                                       5.00%     06/01/26      1,925         1,946
        Water Revenue Refunding                                       5.13%     06/01/30      1,350         1,376

   +  PORT OF OAKLAND
        Revenue, Series 2000K                                         5.75%     11/01/29      3,500         3,735

      RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY
      Redevelopment Projects
        Tax Allocation Revenue, Series 1997A                          5.63%     10/01/33      4,905         4,992

      ROSEVILLE JOINT UNION HIGH SCHOOL DISTRICT
        General Obligation, Series 2001E                              5.25%     08/01/26      2,435         2,514

      SACRAMENTO COUNTY SANITATION DISTRICT FINANCING AUTHORITY
   +    Revenue Refunding                                             5.00%     12/01/27      4,000         4,037
        Revenue, Series 2000A                                         5.88%     12/01/27      1,000         1,122

   +  SACRAMENTO FINANCING AUTHORITY
      Solid Waste & Redevelopment
        Capital Improvement Revenue                                   5.88%      12/01/29      3,000        3,347

   o  SACRAMENTO REGIONAL TRANSIT DISTRICT
        Series 1992A                                                  6.38%      03/01/05        250          260
      Light Rail Transportation
        Refunding                                                     6.75%      07/01/07      2,000        2,064

   o  SAN BERNARDINO COUNTY
      West Valley Detention Center                                    6.50%      11/01/12        420          447

See the Financial Notes, which are integral to this information.

     ISSUER
     PROJECT                                                                   MATURITY    FACE VALUE    MKT. VALUE
       TYPE OF SECURITY, SERIES                                      RATE        DATE      ($ x 1,000)   ($ x 1,000)
     SAN DIEGO REDEVELOPMENT AGENCY
     Horton Plaza Project
       Tax Allocation                                                5.80%      11/01/21      2,500        2,608

  +  SAN FRANCISCO BAY AREA RAPID TRANSIT DISTRICT
       Sales Tax Revenue                                             5.50%      07/01/26      1,000        1,067
       Sales Tax Revenue                                             5.50%      07/01/34      2,500        2,673

  +  SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION
       International Airport Revenue, 2nd Series, Issue 11           6.20%      05/01/05      2,000        2,252
       International Airport Revenue, 2nd Series, Issue 12B          5.63%      05/01/21      2,000        2,123
       International Airport Revenue, 2nd Series, Issue 22           5.00%      05/01/19      2,000        2,042
       International Airport Revenue, 2nd Series, Issue 23B          5.13%      05/01/30      2,000        2,036

  o  SAN FRANCISCO COMMUNITY COLLEGE DISTRICT                        5.38%      03/01/25      3,090        3,097
     SAN FRANCISCO DOWNTOWN PARKING CORP.
       Revenue                                                       6.65%      04/01/18        500          533

  +  SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC.
     Auxiliary Organization
       Student Housing Revenue                                       5.20%      07/01/19      1,150        1,170

  +  SAN LUIS OBISPO COUNTY FINANCE AUTHORITY
     Lopez Dam Improvement Project
       Revenue, Series 2000A                                         5.38%      08/01/24      1,000        1,045

+(2) SANTA ANA UNIFIED SCHOOL DISTRICT
       General Obligation                                            5.70%      08/01/29      6,000        6,461

  +  SANTA CLARA COUNTY FINANCING AUTHORITY
     VMC Facility Replacement Project
       Lease Revenue, Series 1994A                                   6.88%      11/15/04      2,000        2,305
       Lease Revenue, Series 1994A                                   7.75%      11/15/10      1,460        1,901

  +  SANTA CLARA REDEVELOPMENT AGENCY
     Bayshore North Project
       Tax Allocation Refunding                                      7.00%      07/01/10      1,500        1,799

     SANTA MARIA JOINT UNIFIED HIGH SCHOOL DISTRICT
       General Obligation, Series 2001A                              5.25%      08/01/25      1,435        1,505

  +  SANTA ROSA
       Wastewater Revenue, Series 2001B                              5.00%      09/01/24      1,000        1,014

+(1) SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
       Special Tax Revenue, Series 1999A                             5.25%      08/15/18      6,095        6,498

  +  TAFT CITY ELEMENTARY SCHOOL DISTRICT
       General Obligation, Series 2001A                              4.90%      08/01/20      1,080        1,099

  o  TEMECULA COMMUNITY SERVICES DISTRICT
     Community Recreation Center Project
       Series 1992                                                   7.13%      10/01/12      1,000        1,059

  +  TRI-CITY HOSPITAL DISTRICT
       Insured Revenue Refunding, Series 1996A                       5.63%      02/15/17      1,000        1,072

     TRUCKEE PUBLIC FINANCING AUTHORITY
       Lease Revenue, Series 2000A                                   5.88%      11/01/25      1,490        1,654


See the Financial Notes, which are integral to this information.

SCWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of August 31, 2001.

ISSUER
PROJECT                                                                        MATURITY    FACE VALUE    MKT. VALUE
TYPE OF SECURITY, SERIES                                             RATE       DATE       ($ x 1,000)  ($ x 1,000)
  +  UNIVERSITY OF CALIFORNIA
     University of California Hospital Medical Center Project
      Hospital Revenue                                               5.75%     07/01/24         500          536

  +  VALLEJO
     Water Improvement Project
       Revenue Refunding, Series 1996A                               5.70%     05/01/16       2,000        2,172

 +o  WEST BASIN COUNTY MUNICIPAL WATER DISTRICT
       Revenue Refunding, Series 1997A                               5.50%     08/01/17         500          538
       Revenue Refunding, Series 1997A                               5.50%     08/01/22       1,000        1,062
                                                                                                         -------
                                                                                                         200,255

VARIABLE RATE OBLIGATIONS 3.7%
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA 3.7%

  +  CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
     Adventist Health
       Insured Hospital Revenue, Series 1998A                        2.35%     09/01/01         400          400

  +  IRVINE IMPROVEMENT BOND ACT 1915
     Assessment District No. 93-14
       Special Assessment                                            2.30%     09/01/01       1,000        1,000
     Assessment District No. 94-15
       Special Assessment                                            2.35%     09/01/01       1,101        1,101

  +  IRVINE RANCH WATER DISTRICT
       Consolidated Refunding General Obligation, Series 1993B       2.30%     09/01/01         100          100
       Consolidated Refunding General Obligation, Series 1985B       2.30%     09/01/01         500          500
  o  Capital Improvement Project                                     2.30%     09/01/01         300          300

  +  METROPOLITAN WATER DISTRICT
       Waterworks Revenue, Series 2000B1                             2.30%     09/01/01       1,200        1,200

 +o  ORANGE COUNTY SANITATION DISTRICTS
       Series 2000A                                                  2.35%     09/01/01       3,000        3,000
                                                                                                         -------
                                                                                                           7,601

OTHER INVESTMENT COMPANIES 0.0% OF INVESTMENTS

                                                                                                      MKT. VALUE
SECURITY AND NUMBER OF SHARES                                                                         ($ x 1,000)

PROVIDENT INSTITUTIONAL FUNDS--
CALIFORNIA MONEY FUND PORTFOLIO                           52,944                                              53

--------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES

As of August 31, 2001. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $207,909 a
Receivables:
   Fund shares sold                                                          787
   Interest                                                                2,835
   Investments sold                                                        3,556
Prepaid expenses                                               +               1
                                                               -----------------
TOTAL ASSETS                                                             215,088

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                       44
   Dividends to shareholders                                                 104
   Investment adviser and administrator fees                                   1
   Transfer agent and shareholder service fees                                 3
Accrued expenses                                               +              37
                                                               -----------------
Total liabilities                                                            189

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             215,088
TOTAL LIABILITIES                                               -            189
                                                               -----------------
NET ASSETS                                                              $214,899

NET ASSETS BY SOURCE
Capital received from investors                                          205,833
Distributions in excess of net investment income                             (52)
Net realized capital losses                                               (3,015)
Net unrealized capital gains                                              12,133

NET ASSET VALUE (NAV)

                     SHARES
NET ASSETS     /     OUTSTANDING  =   NAV

$214,899             18,480           $11.63


FEDERAL TAX DATA
-------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                                 $195,776

NET UNREALIZED GAINS AND LOSSES:
Gains                                                                    $12,134
Losses                                                            +           (1)
                                                                  --------------
                                                                         $12,133

RECLASSIFICATIONS:
Net realized capital losses                                                 ($30)
Reclassified as:
    Distributions in excess of net investment income                          $5
    Capital received from investors                                          $25

UNUSED CAPITAL LOSSES:
Expires 08/31 of:                                                    Loss amount
    2004                                                                    $334
    2008                                                                       3
    2009                                                          +        2,708
                                                                  --------------
                                                                          $3,045

a The fund's amortized cost for these securities was $195,776. Not counting short-term obligations, the fund paid $88,516 for securities during the reporting period, and received $70,409 from securities it sold or that matured. This includes $41,486 in transactions with other SchwabFunds(R).

See the Financial Notes, which are integral to this information.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND-FINANCIALS


Statement of
OPERATIONS

For September 1, 2000 through August 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $10,271

NET REALIZED GAINS
--------------------------------------------------------------------------------
Net realized gains on investments sold                                     1,646

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                        8,325

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    576 a
Transfer agent and shareholder service fees                                  480 b
Trustees' fees                                                                 9 c
Custodian and portfolio accounting fees                                       97
Professional fees                                                             27
Registration fees                                                              6
Shareholder reports                                                           44
Other expenses                                                   +            14
                                                                 ---------------
Total expenses                                                             1,253
Expense reduction                                                -           312 d
                                                                 ---------------
NET EXPENSES                                                                 941

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   10,271
NET EXPENSES                                                     -           941
                                                                 ---------------
NET INVESTMENT INCOME                                                      9,330
NET REALIZED GAINS                                                         1,646 e
NET UNREALIZED GAINS                                             +         8,325 e
                                                                 ---------------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $19,301

a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $9,971.


See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS

For the current and prior reporting periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                             9/1/00-8/31/01       9/1/99-8/31/00
Net investment income                                $9,330               $9,080
Net realized gains or losses                          1,646               (4,312)
Net unrealized gains                         +        8,325                7,046
                                             -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               19,301               11,814

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                 $9,349               $9,070

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                          9/1/00-8/31/01       9/1/99-8/31/00
                                       QUANTITY      VALUE   QUANTITY      VALUE
Shares sold                               5,394    $60,788      3,649    $38,642
Shares reinvested                           521      5,860        545      5,755
Shares redeemed                     +    (3,604)   (40,583)    (6,659)   (69,941)
                                    --------------------------------------------
NET INCREASE OR DECREASE                  2,311    $26,065     (2,465)  ($25,544)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                      9/1/00-8/31/01             9/1/99-8/31/00
                                      SHARES   NET ASSETS   SHARES    NET ASSETS
Beginning of period                   16,169     $178,882   18,634      $201,682
Total increase or decrease        +    2,311       36,017   (2,465)      (22,800) a
                                  ----------------------------------------------
END OF PERIOD                         18,480     $214,899   16,169      $178,882  b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus total distributions paid.

b Includes cumulative distributions that exceed net investment income by $52 for the current period and $33 for the prior period.


See the Financial Notes, which are integral to this information.

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. For these funds, shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit


THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS
Organized October 26, 1990

   Schwab 1000 Fund(R)
   Schwab Short-Term Bond Market Index Fund
   Schwab Total Bond Market Index Fund
   Schwab California Short/Intermediate
      Tax-Free Bond Fund
   Schwab California Long-Term Tax-Free Bond Fund
   Schwab Short/Intermediate Tax-Free Bond Fund
   Schwab Long-Term Tax-Free Bond Fund
   Schwab YieldPlus Fund(R)
--------------------------------------------------------------------------------
the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the reporting period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.


ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt instrument at a premium (because the market value at the time of purchase was greater than the face value), it amortizes the premium from the current date up to maturity. The fund then reduces the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

FINANCIAL NOTES

A revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued in November 2000 and is effective for fiscal years beginning after December 15, 2000. The revised guide will require a fund to accrete the discount on all fixed income securities as part of interest income. Each fund expects that the impact of the adoption of these principles will not be material to its financial statements.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund


In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund, and Schwab California Long-Term Tax-Free Bond Fund (four of the portfolios constituting Schwab Investments, hereafter referred to as the "Funds") at August 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
October 12, 2001

TAX DESIGNATIONS (UNAUDITED)


Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the funds hereby designate 100% of the dividends paid from net investment income for the year ended August 31, 2001 as exempt-interest dividends.

HOW TO READ THIS REPORT

This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.

HOW TO READ THIS REPORT Continued

               [GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]

The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE CONTINUED]

                                                 Table is for illustration only.

In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS TABLE]

                                                 Table is for illustration only.

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

(1) Top ten holding -- shows a fund's ten largest positions, as measured by market value.

+ Credit-enhanced security -- indicates a security that is backed by the credit of a third party (usually a large financial institution). An issuer uses credit enhancement to give its securities a higher credit rating, which means that the issuer can pay a lower interest rate. From a fund's standpoint, credit enhancements can help lower the risk of default on those securities that carry them and may also make a security more liquid.

= Delayed-delivery security -- indicates a security a fund has arranged to buy but has not yet received. A fund may incur a gain or loss if the value of the security rises or falls between the time the purchase was arranged and the time the security is delivered.

o Certificate of participation -- indicates a security that offers "participation" in municipal lease revenues. A certificate of participation typically is associated with a facility that is leased to (and was built for) a municipal entity, and is generally considered somewhat riskier than a general obligation bond.

/ Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

With most types of bonds (and other debt obligations), the interest rate is set at the time of issue and doesn't change. However, some types of obligations are structured so that the rate may be reset at certain times, typically to reflect changes in market interest rates. A fund may own some of both types of securities.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

[GRAPHIC OF SAMPLE TABLE]

                                                 Table is for illustration only.

During its lifetime, a bond may trade at a premium or a discount to its face value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

For all bonds, the report shows the issuer, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

Most equity and bond funds keep at least a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

In some cases, securities are organized into sub-groups. For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF ASSETS AND LIABILITIES TABLE]

                                                 Table is for illustration only.

The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

A fund may treat capital losses that are realized after October 31 of a given year as occurring at the beginning of the following fiscal year. This can help avoid certain unintentional tax consequences created by the required timing of dividend payments relative to the fund's fiscal year end.

Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

                    [GRAPHIC OF SAMPLE OF FEDERAL TAX DATA]

                                                 Table is for illustration only.

[GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]

                                                 Table is for illustration only.

The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF CHANGES IN NET ASSETS TABLE]

                                                 Table is for illustration only.

The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See sidebar.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.


CREDIT RATINGS
--------------------------------------------------------------------------------

Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor's (S&P) or Moody's Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called "junk bonds"). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.


[CREDIT RATINGS CHART]
--------------------------------------------------------------------------------

GLOSSARY Continued

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but typically is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY A bond or other debt security that is issued by a municipality, or is issued by a third party on behalf of a municipality or under its aegis. Municipal bonds are issued to fund civic projects, such as building or improving roads, bridges, schools and other facilities. The interest paid by munis typically is free from regular federal income tax; for taxpayers in a given state who buy bonds issued in their state, the interest may also be free from state and local income taxes. Interest from some munis is subject to the AMT.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works and is secured by revenue from a public works project (such as a highway or stadium) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

NOTES

NOTES

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM)
Use our automated voice service or speak to a representative. Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 800-272-4922

MAIL
Write to SchwabFunds at:
PO Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

1   Shares of Sweep Investments(TM) may not be purchased over the Internet.

THE SCHWABFUNDS FAMILY

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Analytics Fund(R)
Schwab Focus Funds
       Communications Focus Fund
       Financial Services Focus Fund
       Health Care Focus Fund
       Technology Focus Fund
Schwab MarketManager Portfolios(R)
       Small Cap Portfolio
       International Portfolio

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
       All Equity Portfolio
       Growth Portfolio
       Balanced Portfolio
       Conservative Portfolio
Schwab MarketManager Portfolios
       Growth Portfolio
       Balanced Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(R)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.(R)

2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

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[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR

Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120-7575

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2001 CHARLES SCHWAB & CO., INC. ALL RIGHTS RESERVED.
MEMBER SIPC/NYSE.

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